Exhibit 99.1

SUBJECT TO REVISION

COMPUTATIONAL MATERIALS DATED FEBRUARY 15, 2005

$522,150,000

(Approximate)

Accredited Mortgage Loan Trust 2005-1,

Asset-Backed Notes, Series 2005-1

Accredited Home Lenders, Inc.

(Sponsor and Servicer)

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC (“CSFB”), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that CSFB, or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB, or their affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a Series Term Sheet describing the structure, collateral pool and certain aspects of the Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1. The attached Series Term Sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a Prospectus and Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither CSFB nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

AN INVESTOR OR POTENTIAL INVESTOR IN THE NOTES (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH PERSON OR ENTITY) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION (AS DEFINED IN UNITED STATES TREASURY REGULATION SECTION 1.6011-4) AND ALL RELATED MATERIALS OF ANY KIND, INCLUDING OPINIONS OR OTHER TAX ANALYSES, THAT ARE PROVIDED TO SUCH PERSON OR ENTITY. HOWEVER, SUCH PERSON OR ENTITY MAY NOT DISCLOSE ANY OTHER INFORMATION RELATING TO THIS TRANSACTION UNLESS SUCH INFORMATION IS RELATED TO SUCH TAX TREATMENT AND TAX STRUCTURE.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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$522,150,000

(Approximate)(1)(4)

Accredited Mortgage Loan Trust 2005-1,

Asset-Backed Notes, Series 2005-1

Overview of the Notes

Notes	Approximate Principal Balance(1) (4)	Primary Collateral Group	Expected Credit Support	Pass-Through Rate (5)	Estimated WAL (yrs) (Call / Mat)(2)	Principal Payment Window (Call / Mat)(2)(3)	Expected S&P/Moody’s/[DBRS] Ratings
A-1A	$297,760,000	Group I	17.85%		Not Offered		AAA/Aaa/[AAA]
A-1B	$74,440,000	Group I	17.85%		Not Offered		AAA/Aaa/[AAA]
A-2A	$151,230,000	Group II	17.85%	LIBOR + [ ]	1.00 / 1.00	1 -21 /1 - 21	AAA/Aaa/[AAA]
A-2B	$145,570,000	Group II	17.85%	LIBOR + [ ]	3.00 / 3.00	21 - 62 /21 -62	AAA/Aaa/[AAA]
A-2C	$76,900,000	Group II	17.85%	LIBOR + [ ]	7.12 / 8.76	62 -96 /62 -217	AAA/Aaa/[AAA]
M-1	$54,480,000	Group I &II	11.85%	LIBOR + [ ]	5.39 / 5.97	38 -96 /38 -177	AA/Aa2/[AA]
M-2	$30,420,000	Group I &II	8.50%	LIBOR + [ ]	5.38 / 5.91	37 -96 /37 -160	A+/A1/[A (high)]
M-3	$12,710,000	Group I &II	7.10%	LIBOR + [ ]	5.37 / 5.85	37 -96 /37 -147	A/A2/[A]
M-4	$12,260,000	Group I &II	5.75%	LIBOR + [ ]	5.37 / 5.80	37 -96 /37 -140	A-/A3/[A (low)]
M-5	$29,060,000	Group I &II	2.55%	LIBOR + [ ]	5.37 / 5.63	37 - 96 / 37 - 131	BBB+/NR/[NR]
M-6	$9,520,000	Group I &II	1.50%	LIBOR + [ ]	5.21 / 5.21	37 - 96 / 37 -98	BBB/NR/[NR]

(1)	The principal balances of the notes are calculated using the scheduled principal balances of the mortgage loans as of the Cut-off Date.
(2)	Assuming payment based on the prepayment pricing speeds outlined in “Key Terms - Pricing Prepayment Assumption”.
(3)	The Last Scheduled Distribution Date for the notes is the Distribution Date in March 2035.
(4)	The initial principal balance of the notes will be subject to an upward or downward variance of no more than approximately 5%.
(5)	See the “Structure of the notes” section of this Term Sheet for more information on the Pass-Through Rates of the notes.

Selected Mortgage Pool Data (6)

	Group I		Group II
	Adjustable	Fixed	Adjustable	Fixed	Aggregate
Scheduled Principal Balance:	$362,508,549.36	$90,569,780.91	$260,908,768.43	$193,985,403.04	$907,972,501.74
Number of Mortgage Loans:	2,175	679	1,234	1,335	5,423
Average Scheduled Principal Balance:	$166,670.60	$133,387.01	$211,433.36	$145,307.42	$167,429.93
Weighted Average Gross Coupon:	7.01%	6.91%	7.20%	6.73%	6.99%
Weighted Average Net Coupon: (7)	6.51%	6.41%	6.69%	6.22%	6.49%
Weighted Average FICO Score:	623	631	619	637	626
Weighted Average Original LTV Ratio:	78.49%	73.74%	78.99%	75.29%	77.48%
Weighted Average Stated Remaining Term (mths):	359	341	359	345	354
Weighted Average Seasoning(mths):	1	1	1	1	1
Weighted Average Months to Roll: (8)	24	N/A	24	N/A	24
Weighted Average Gross Margin: (8)	5.60%	N/A	5.78%	N/A	5.67%
Weighted Average Initial Rate Cap: (8)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Periodic Rate Cap: (8)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Gross Maximum Lifetime Rate: (8)	14.01%	N/A	14.19%	N/A	14.09%

(6)	All percentages calculated herein are percentages of scheduled principal balance, as of the Cut-off Date, unless otherwise noted.
(7)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.
(8)	Calculated based on the aggregate scheduled principal balance of the adjustable rate mortgage loans, in the related mortgage pool, as of the Cut-off Date.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Features of the Transaction

•	The Mortgage Loans consists of sub-prime fixed and adjustable rate, first lien residential mortgage loans originated and serviced by Accredited Home Lenders, Inc.

•	Credit support for the notes will be provided through a senior/subordinate structure, initial overcollateralization of approximately 1.50% (fully funded on the Closing Date) and excess spread.

•	On the Closing Date, the trust will enter into an interest rate swap agreement with a swap provider for the benefit of the noteholders (the “Swap Agreement”). The Swap Agreement will have an initial notional amount of approximately $907,972,502 in aggregate. For the purposes of allocating swap receipts or payments, the swap will be divided into two components that amortize in accordance with the Swap Component Schedule on pages 22 and 23. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.7425]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the Swap Agreement is retired.

•	None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as “high cost” loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

•	The offering of the notes will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Closing Date:	On or about February 24, 2005

Cut-off Date:	With respect to the mortgage loans originated on or before February 1, 2005, the close of business on February 1, 2005. With respect to the mortgage loans originated after February 1, 2005, the origination date of such mortgage loans.

Pricing Date:	Week of February 14, 2005

First Distribution Date:	March 25, 2005

Key Terms

Offered Notes:	Class A-2 and Class M Notes

Class A Notes:	Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Notes

Class A-1 Notes:	Class A-1A and Class A-1B Notes

Class A-2 Notes:	Class A-2A, Class A-2B and Class A-2C Notes

Class M Notes:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Notes

Issuer:	Accredited Mortgage Loan Trust 2005-1. The Issuer is expected to be a Delaware statutory trust, which is expected to be wholly owned by the Seller.

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust

Lead Managers:	Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated

Co-Managers:	Goldman, Sachs & Co., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Swap Provider:	TBD

Servicing Fee:	50.0 bps

Trustee Fee:	0.2 bps

Distribution Date:	25th day of the month, or if the 25th day of the month is not a business day, the following business day.

Record Date:	For any Distribution Date, the last business day immediately preceding the related Distribution Date.

Delay Days:	0 day delay

Prepayment Period:	16th day of the prior month (or in the case of the first Distribution Date, the Cut-off Date) through the 15th day of month of the related Distribution Date.

Due Period:	The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:	Actual/360 basis.

Interest Accrual Period:	From the prior Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to the related Distribution Date.

Pricing Prepayment Assumption:

Fixed Rate Loans: 100% PPC.

Adjustable-Rate Loans: 140% PPC.

100% PPC assumes that prepayments start at 4% CPR in the first month of the mortgage loan (i.e. loan age), increase by approximately 1.45% each month to 20% CPR in month 12 and remain constant at 20% CPR thereafter.

Mortgage Loans:

The assets of the trust will include a pool of 5,423 subprime, fixed and adjustable rate, first lien residential mortgage loans with an aggregate principal balance of approximately $907,972,502, as of the Cut-off Date. The Mortgage Loans will be divided into two groups, Group I and Group II. Approximately $453,078,330 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac will be allocated to Group I (the “Group I Mortgage Loans”). Approximately $454,894,171 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac will be allocated to Group II (the “Group II Mortgage Loans”).

The Class A-1 Notes primarily represent interest in the Group I Mortgage Loans. The Class A-2 Notes primarily represent interest in the Group II Mortgage Loans. The Class M Notes represent interest in both the Group I Mortgage Loans and the Group II Mortgage Loans.

Servicer Advances:	The Servicer will advance principal and interest, subject to recoverability.

Compensating Interest:	The Servicer shall provide “Compensating Interest” equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the mortgage loans for the related Distribution Date resulting from principal prepayments in full during the related Prepayment Period and (B) its aggregate Servicing Fee with respect to the related Due Period.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the note balance (after applying the current period’s distributions) divided by the original note balance.

Rating Agencies:	Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. and Dominion Bond Rating Service, Inc. are expected to rate the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class M-4 Notes. Standard & Poor’s Rating Services is expected to rate the Class M-5 and Class M-6 Notes.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Denomination:	$25,000 and integral multiples of $1,000 in excess thereof.

Registration:	Book-entry through DTC, Euroclear and Clearstream.

SMMEA Eligibility:	It is anticipated that the Class A and Class M-1 Notes will be SMMEA eligible.

ERISA Eligibility:	The notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Prospectus:

The notes will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”). Additional information with respect to the notes and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the notes may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Structure of the Notes

Description of Principal Distributions

I. Prior to the Step-Down Date or if a Trigger Event is in effect:

(A)	Principal collected or advanced on the Group I Mortgage Loans will be distributed: (i) to the Class A-1 Notes (as described under the heading of “Principal Distributions on the Notes”) until the note balance of each such class is reduced to zero and (ii) to the Class A-2 Notes (as described under the heading of “Principal Distributions on the Notes”) after taking into account principal distributions made to the Class A-2 Notes from the Group II Mortgage Loans on the related Distribution Date, until the note balance of each such class is reduced to zero;

(B)	Principal collected or advanced on the Group II Mortgage Loans will be distributed: (i) to the Class A-2 Notes (as described under the heading of “Principal Distributions on the Notes”) until the note balance of each such class is reduced to zero and (ii) to the Class A-1 Notes (as described under the heading of “Principal Distributions on the Notes”) after taking into account principal distributions made to the Class A-1 Notes from the Group I Mortgage Loans on the related Distribution Date, until the note balance of each such class is reduced to zero; and

(C)	The sum of (x) Group I Mortgage Loan principal remaining after distributions made pursuant to clause I.(A) above and (y) Group II Mortgage Loan principal remaining after distributions made pursuant to clause I.(B) above will be distributed to the Class M Notes, sequentially, in ascending numerical order, until the note balance of each such class is reduced to zero.

II. On or after the Step-Down Date and if a Trigger Event is not in effect:

(A)	Principal collected or advanced on the Group I Mortgage Loans will be distributed: (i) to the Class A-1 Notes (as described under the heading of “Principal Distributions on the Notes”) to the extent necessary to maintain their credit enhancement targets, until the note balance of each such class is reduced to zero and (ii) to the Class A-2 Notes (as described under the heading of “Principal Distributions on the Notes”) after taking into account principal distributions made to the Class A-2 Notes from the Group II Mortgage Loans on the related Distribution Date, to the extent necessary to maintain their credit enhancement targets, until the note balance of each such class is reduced to zero;

(B)	Principal collected or advanced on the Group II Mortgage Loans will be distributed: (i) to the Class A-2 Notes (as described under the heading of “Principal Distributions on the Notes”) to the extent necessary to maintain their credit enhancement targets, until the note balance of each such class is reduced to zero and (ii) to the Class A-1 Notes (as described under the heading of “Principal Distributions on the Notes”) after taking into account principal distributions made to the Class A-1 Notes from the Group I Mortgage Loans on the related Distribution Date, to the extent necessary to maintain their credit enhancement targets, until the note balance of each such class is reduced to zero; and

(C)	The sum of (x) Group I Mortgage Loan principal remaining after distributions made pursuant to clause II.(A) above and (y) Group II Mortgage Loan principal remaining after distributions made pursuant to clause II.(B) above will be distributed to the Class M Notes, sequentially, in ascending numerical order, to the extent necessary to maintain their respective credit enhancement targets, until the note balance of each such class is reduced to zero.

Description of Interest Distributions

Prior to the Optional Clean-Up Call date, interest will accrue at a rate of One-Month LIBOR plus the related initial margin (subject to the WAC Cap or applicable loan group cap). On the Distribution Date after the Optional Clean-Up Call is first exercisable, such rate will step up, subject to the WAC Cap or applicable loan group cap. Interest, which will be paid monthly to each class, will be reduced by prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to the related class of notes.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Any reductions in the pass-through rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable on future Distribution Dates, to the extent funds are available after all required payments are made to the notes on such Distribution Dates.

Definitions

Credit Enhancement. The notes are credit enhanced by (1) the Net Monthly Excess Cash Flow from the mortgage loans, (2) approximately 1.50% overcollateralization, fully funded on the Closing Date and (3) subordination of distributions on the more subordinate classes of notes to the required distributions on the more senior classes of notes.

Senior Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the Class M Notes (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balance of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2008; and

(y) the first Distribution Date on which the Senior Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the mortgage loans during the related Due Period, but before giving effect to payments on any of the notes on such Distribution Date) for the Class A Notes is greater than or equal to 35.70%.

Class	Initial Subordination Percentage	Step-Down Date Percentage
A	17.85%	35.70%
M-1	11.85%	23.70%
M-2	8.50%	17.00%
M-3	7.10%	14.20%
M-4	5.75%	11.50%
M-5	2.55%	5.10%
M-6	1.50%	3.00%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ day rolling average equals or exceeds [37.00]% of the Senior Credit Enhancement Percentage (the 60 day+ rolling average will equal the rolling 3 month average percentage of mortgage loans that are 60 or more days delinquent including mortgage loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, less any subsequent recoveries (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Distribution Dates	Cumulative Realized Loss Percentage
March 2007 to February 2008	[1.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter (e.g., approximately [1.88]% in April 2007)

March 2008 to February 2009	[3.25]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter (e.g., approximately [3.33]% in April 2008)

March 2009 to February 2010	[4.25]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter (e.g., approximately [4.33]% in April 2009)

March 2010 to February 2011	[5.25]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter (e.g., approximately [5.27]% in April 2010)

March 2011 and thereafter	[5.50]%

Realized Losses. The amount determined by the servicer, in accordance with its standard procedure, in connection with any mortgage loan equal to (i) with respect to any mortgage loan which has been liquidated, the excess of the principal balance of that mortgage loan plus interest thereon at a rate equal to the applicable mortgage rate less the servicing fee rate from the due date as to which interest was last paid or advanced up to the due date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the servicer from the collection account with respect to such mortgage loan, (ii) with respect to any mortgage loan which has become the subject of a valuation by a court from a proceeding under the bankruptcy code, the excess of the principal balance of the mortgage loan over the principal amount as reduced in connection with such proceedings or (iii) with respect to any mortgage loan which has become the subject of a reduction in the scheduled monthly payment on the related mortgage loan by a court in a proceeding under the bankruptcy code, the present value of all monthly reductions in scheduled monthly payments on such mortgage loan, assuming that the mortgagor pays each scheduled monthly payment on the applicable due date and that no prepayments are received with respect to such mortgage loan, discounted monthly at the applicable mortgage rate.

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 25th Distribution Date, the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date exceeds [1.75]%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all notes, the coupon will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes will increase to 1.5 times the margin at issuance.

Pass-Through Rate. Each of the Class A-1A Pass-Through Rate, Class A-1B Pass-Through Rate, Class A-2A Pass-Through Rate, Class A-2B Pass-Through Rate, Class A-2C Pass-Through Rate, Class M-1 Pass-Through Rate, Class M-2 Pass-Through Rate, Class M-3 Pass-Through Rate, Class M-4 Pass-Through Rate, Class M-5 Pass-Through Rate and Class M-6 Pass-Through Rate.

Class A-1A Pass-Through Rate. The Class A-1A Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean up Call is exercisable) and (ii) the Loan Group I Cap.

Class A-1B Pass-Through Rate. The Class A-1B Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean up Call is exercisable) and (ii) the Loan Group I Cap.

Class A-2A Pass-Through Rate. The Class A-2A Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean up Call is exercisable) and (ii) the Loan Group II Cap.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Class A-2B Pass-Through Rate. The Class A-2B Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean up Call is exercisable) and (ii) the Loan Group II Cap.

Class A-2C Pass-Through Rate. The Class A-2C Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean up Call is exercisable) and (ii) the Loan Group II Cap.

Class M-1 Pass-Through Rate. The Class M-1 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass Through Rate. The Class M-6 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Pool Subordinate Amount. As to any Distribution Date and each loan group, the excess of the pool balance for such loan group for the immediately preceding Distribution Date over the aggregate Class Note Balance of the Class A-1 Notes (in the case of the Group I Mortgage Loans) or the aggregate Class Note Balance of the Class A-2 Notes (in the case of Group II Mortgage Loans), in each case immediately prior to the related Distribution Date.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Class A-1 Notes and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate and (B) the swap receipts into the trust allocable to the Group I Mortgage Loans, if any, less swap payments out of the trust allocable to the Group I Mortgage Loans, if any, divided by the Group I Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Class A-2 Notes and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate and (B) the swap receipts into the trust allocable to the Group II Mortgage Loans, if any, less swap payments out of the trust allocable to the Group II Mortgage Loans, if any, divided by the Group II Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

WAC Cap. As to any Distribution Date, the weighted average of the Loan Group I Cap and the Loan Group II Cap, weighted on the basis of the Pool Subordinate Amount for each loan group; provided, however, on any Distribution Date after the Class Note Balance of the Class A Notes related to either loan group has been reduced to zero, such weighting will be on the basis of each group’s pool balance rather than the Pool Subordinate Amount.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of notes, the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of notes at such notes’ applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap, as applicable) over interest due on such class of notes at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such notes’ applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap, as applicable).

Interest Distributions on the Notes. On each Distribution Date, Available Funds will be allocated as follows:

(i)	From Available Funds, to the Swap Provider all swap payments owed,

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, concurrently, to the Class A-1A and Class A-1B Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Distribution Dates allocated based on their entitlement to those amounts;

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently, to the Class A-2A, Class A-2B and Class A-2C Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Distribution Dates allocated based on their entitlement to those amounts;

provided, that if the Distributable Interest Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Distributable Interest Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover that shortfall; and

(iii)	from any remaining Distributable Interest Amount, to the Class M Notes, sequentially, in ascending numerical order, their Accrued Note Interest.

Principal Distributions on the Notes.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Notes in accordance with the Class A-1 Principal Distribution Allocation described below, until their respective Class Note Balances have been reduced to zero;

(b)	to the Class A-2A, Class A-2B and Class A-2C Notes, sequentially, in that order, the Group II Principal Distribution Amount, until their respective Class Note Balances have been reduced to zero;

provided, that if after making distributions pursuant to clauses (a) and (b) above in this subsection, as applicable, on any Distribution Date (without giving effect to this proviso) the Class Note Balance of any class of Class A Notes is reduced to zero (considering the Class A-1A and Class A-1B Notes as one class and the Class A-2A, Class A-2B and Class A-2C Notes as one class for the purposes of this proviso only), then the remaining amount of principal that would have been distributable on such Distribution Date and the amount of principal distributable on all subsequent Distribution Dates pursuant to this subsection (i) to the Class A Notes that have been repaid on that Distribution Date or a prior Distribution Date will be required to be distributed to the other Class A Notes remaining outstanding (in accordance with clauses (a) or (b) above in this subsection, as applicable), until their respective Class Note Balances have been reduced to zero; and

(ii)	to the Class M Notes, sequentially, in ascending numerical order, until their respective Class Note Balances have been reduced to zero.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, allocated between the Class A-1A and the Class A-1B Notes in accordance with the Class A-1 Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes, until their respective Class Note Balances have been reduced to zero;

(b)	to the Class A-2A, Class A-2B and Class A-2C Notes, sequentially, in that order, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes, until their respective Class Note Balances have been reduced to zero;

provided, that if after making distributions pursuant to clauses (a) and (b) above in this subsection, as applicable, on any Distribution Date (without giving effect to this proviso) the Class Note Balance of any class of Class A Notes is reduced to zero (considering the Class A-1A and Class A-1B Notes as one class and the Class A-2A, Class A-2B and Class A-2C Notes as one class for the purposes of this proviso only), then the remaining amount of principal that would have been distributable on such Distribution Date and the amount of principal distributable on all subsequent Distribution Dates pursuant to this subsection (i) to the Class A Notes that have been repaid on that Distribution Date or a prior Distribution Date, will be required to be distributed to the other Class A Notes remaining outstanding (in accordance with the paragraphs (a) or (b) above in this subsection, as applicable), until their respective Class Note Balances have been reduced to zero;

(ii)	to the Class M-1 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Note Balance has been reduced to zero;

(iii)	to the Class M-2 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Note Balance has been reduced to zero;

(iv)	to the Class M-3 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Note Balance has been reduced to zero;

(v)	to the Class M-4 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their Class Note Balance has been reduced to zero;

(vi)	to the Class M-5 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their Class Note Balance has been reduced to zero; and

(vii)	to the Class M-6 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their Class Note Balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)	to the Class M-1 Notes, their Unpaid Interest Shortfall Amount;

(ii)	to the Class M-2 Notes, their Unpaid Interest Shortfall Amount;

(iii)	to the Class M-3 Notes, their Unpaid Interest Shortfall Amount;

(iv)	to the Class M-4 Notes, their Unpaid Interest Shortfall Amount;

(v)	to the Class M-5 Notes, their Unpaid Interest Shortfall Amount;

(vi)	to the Class M-6 Notes, their Unpaid Interest Shortfall Amount;

(vii)	concurrently, any Basis Risk Carry Forward Amount to each class of Class A Notes, pro rata based on each class’ respective Basis Risk Carry Forward Amount; and

(viii)	to the Class M Notes, sequentially, in ascending numerical order, any Basis Risk Carry Forward Amount for such classes.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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All Realized Losses on the mortgage loans will be allocated on each Distribution Date, sequentially, as follows: (i) to excess cash flow, (ii) in reduction of the overcollateralization amount, (iii) to the Class M-6 Notes, (iv) to the Class M-5 Notes, (v) to the Class M-4 Notes, (vi) to the Class M-3 Notes, (vii) to the Class M-2 Notes and (viii) to the Class M-1 Notes. An allocation of any Realized Losses to a class of notes on any Distribution Date will be made by reducing its Class Note Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Notes until the Last Scheduled Distribution Date.

Available Funds. For any Distribution Date, the sum of the following amounts: (i) all scheduled collections of principal and interest on the mortgage loans collected by the Servicer during the related Due Period, (ii) all partial prepayments other than payaheads of principal and other amounts collected on account of principal, including net REO proceeds, net liquidation proceeds and insurance proceeds, if any, collected by the servicer during the previous calendar month, (iii) all principal prepayments in full collected by the servicer during the related Prepayment Period, (iv) all delinquency advances made, and compensating interest paid, by the servicer with respect to payments due to be received on the mortgage loans during the related Due Period, (v) any other amounts required to be placed in the collection account by the servicer pursuant to the sale and servicing agreement, (vi) the proceeds from repurchases of mortgage loans, (vii) any net swap payment received from the Swap Provider and (viii) all proceeds received with respect to any optional clean-up call.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the mortgage loans less the Servicing Fee and the Trustee Fee.

Distributable Interest Amount. For any Distribution Date, the Interest Remittance Amount plus swap receipts, if any, and less swap outflows, if any.

Accrued Note Interest. For any Distribution Date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Unpaid Interest Shortfall Amount. With respect to each class, is equal to any unpaid Accrued Note Interest from prior Distribution Dates, with interest accrued thereon at the related Pass-Through Rate.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Notes are required to be distributed pro rata among the Class A-1 Notes, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Notes will be allocated first to the Class A-1A Notes, until their Class Note Balance has been reduced to zero, and then to the Class A-1B Notes, until their Class Note Balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Extra Principal Distribution Amount. For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the mortgage loans during the related Due Period (less the Servicing Fee, Trustee Fee and swap payments out of the trust, if any, plus the swap receipts into the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the notes on such Distribution Date and (ii) the Overcollateralization Deficiency for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

(i)	all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all partial and full prepayments received during the related Prepayment Period,

(iii)	the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv)	the principal portion of the repurchase price for any repurchased mortgage loans

(v)	the principal portion of substitution adjustments received in connection with the substitution of a mortgage loan as of such Distribution Date, and

(vi)	the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of accrued interest and principal from the Basic Principal Distribution Amount to the notes.

Overcollateralization Deficiency. For any Distribution Date, the amount, if any, by which (x) the Target Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Class Note Balances of the notes resulting from the payment of the Principal Remittance Amount on such Distribution Date.

Target Overcollateralization Amount. For any Distribution Date, (a) prior to the Step-down Date, approximately 1.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date and (b) on or after the Step-down Date, so long as a Trigger Event is not in effect, approximately 3.00% of the aggregate scheduled principal balance of the mortgage loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date. If a Trigger Event is in effect, then the Target Overcollateraliztion Amount will equal the Target Overcollateralization Amount as of the prior Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Note Balance of the Class A Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.30% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Note Balance of the Class M-1 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.30% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Note Balance of the Class M-2 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.00% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Note Balance of the Class M-3 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.80% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Note Balance of the Class M-4 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Class Note Balance of the Class M-5 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.90% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Class Note Balance of the Class M-6 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.00% and (ii) the aggregate scheduled principal balance of the mortgage loans on the last day of the related Due Period, and (B) the excess, if any, of the aggregate scheduled principal balance of the mortgage loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Sensitivity Analysis - To Call
FRM PPC / ARM PPC	50% / 70%	75% / 105%	100% / 140%	125% / 175%	150% / 210%
Class A-2B
Average Life (yrs)	5.72	3.96	3.00	2.31	1.90
First Principal Payment Period	39	27	21	18	15
Last Principal Payment Period	118	82	62	49	32
Principal Payment Window (Mths)	80	56	42	32	18

Class A-2C
Average Life (yrs)	13.53	9.43	7.12	5.66	4.35
First Principal Payment Period	118	82	62	49	32
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	65	46	35	28	31

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Sensitivity Analysis - To Call
FRM PPC / ARM PPC	50% / 70%	75% / 105%	100% / 140%	125% / 175%	150% / 210%
Class M-1
Average Life (yrs)	10.27	7.09	5.39	4.55	4.28
First Principal Payment Period	61	42	38	41	44
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	59	36	19

Class M-2
Average Life (yrs)	10.27	7.09	5.38	4.47	4.03
First Principal Payment Period	61	42	37	39	41
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	60	38	22

Class M-3
Average Life (yrs)	10.27	7.09	5.37	4.45	3.95
First Principal Payment Period	61	42	37	39	40
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	60	38	23

Class M-4
Average Life (yrs)	10.27	7.09	5.37	4.43	3.92
First Principal Payment Period	61	42	37	38	39
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	60	39	24

Class M-5
Average Life (yrs)	10.27	7.09	5.37	4.41	3.87
First Principal Payment Period	61	42	37	37	38
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	60	40	25

Class M-6
Average Life (yrs)	9.99	6.89	5.21	4.26	3.71
First Principal Payment Period	61	42	37	37	37
Last Principal Payment Period	182	127	96	76	62
Principal Payment Window (Mths)	122	86	60	40	26

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Sensitivity Analysis - To Maturity
FRM PPC / ARM PPC	50% / 70%	75% / 105%	100% / 140%	125% / 175%	150% / 210%
Class A-2B
Average Life (yrs)	5.72	3.96	3.00	2.31	1.90
First Principal Payment Period	39	27	21	18	15
Last Principal Payment Period	118	82	62	49	32
Principal Payment Window (Mths)	80	56	42	32	18

Class A-2C
Average Life (yrs)	15.78	11.47	8.76	7.01	5.52
First Principal Payment Period	118	82	62	49	32
Last Principal Payment Period	326	273	217	175	144
Principal Payment Window (Mths)	209	192	156	127	113

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Sensitivity Analysis - To Maturity
FRM PPC / ARM PPC	50% / 70%	75% / 105%	100% / 140%	125% / 175%	150% / 210%
Class M-1
Average Life (yrs)	11.17	7.84	5.97	5.01	4.66
First Principal Payment Period	61	42	38	41	44
Last Principal Payment Period	295	229	177	141	115
Principal Payment Window (Mths)	235	188	140	101	72

Class M-2
Average Life (yrs)	11.11	7.78	5.91	4.89	4.38
First Principal Payment Period	61	42	37	39	41
Last Principal Payment Period	278	209	160	127	104
Principal Payment Window (Mths)	218	168	124	89	64

Class M-3
Average Life (yrs)	11.04	7.72	5.85	4.82	4.26
First Principal Payment Period	61	42	37	39	40
Last Principal Payment Period	261	193	147	116	95
Principal Payment Window (Mths)	201	152	111	78	56

Class M-4
Average Life (yrs)	10.98	7.66	5.80	4.77	4.20
First Principal Payment Period	61	42	37	38	39
Last Principal Payment Period	251	184	140	111	90
Principal Payment Window (Mths)	191	143	104	74	52

Class M-5
Average Life (yrs)	10.72	7.45	5.63	4.62	4.04
First Principal Payment Period	61	42	37	37	38
Last Principal Payment Period	239	173	131	104	85
Principal Payment Window (Mths)	179	132	95	68	48

Class M-6
Average Life (yrs)	10.00	6.89	5.21	4.26	3.72
First Principal Payment Period	61	42	37	37	37
Last Principal Payment Period	186	130	98	77	63
Principal Payment Window (Mths)	126	89	62	41	27

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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Breakeven CDR Table for the Subordinate Notes

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss where the referenced class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC for fixed rate loans and 140% PPC for adjustable rate loans, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	17.31%	16.99%	18.24%	17.57%
Class M-2	13.16%	14.05%	14.20%	14.82%
Class M-3	11.60%	12.81%	12.67%	13.66%
Class M-4	10.12%	11.55%	11.22%	12.49%
Class M-5	6.83%	8.43%	7.90%	9.49%
Class M-6	6.18%	7.75%	7.09%	8.68%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Swap Agreement. On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of approximately $907,972,502, in aggregate. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.7425]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. For the purposes of allocating swap receipts or payments, the swap will be divided into two components that amortize in accordance with the Swap Component Schedule below.

Swap Component Schedule

Period	Aggregate Notional Balance ($)	Group I Component Notional Balance ($)	Group II Component Notional Balance ($)
1	907,972,501.73	453,078,330.27	454,894,171.46
2	898,823,315.41	448,274,604.06	450,548,711.35
3	887,416,660.29	442,301,454.00	445,115,206.29
4	873,765,088.61	435,165,861.90	438,599,226.71
5	857,897,709.21	426,883,641.37	431,014,067.84
6	839,860,673.89	417,479,700.42	422,380,973.47
7	818,708,102.96	406,812,998.44	411,895,104.52
8	796,570,084.01	395,282,722.58	401,287,361.43
9	772,507,929.96	382,761,644.75	389,746,285.21
10	746,636,993.06	369,311,650.58	377,325,342.48
11	719,089,197.24	355,003,459.45	364,085,737.79
12	690,196,389.52	340,100,316.32	350,096,073.20
13	662,495,305.81	325,833,598.97	336,661,706.84
14	635,936,135.31	312,176,188.78	323,759,946.53
15	610,470,757.36	299,101,707.44	311,369,049.92
16	586,053,113.73	286,584,929.72	299,468,184.01
17	562,639,119.25	274,601,732.90	288,037,386.35
18	540,186,575.97	263,129,048.05	277,057,527.92
19	518,655,091.69	252,144,813.87	266,510,277.82
20	498,006,001.35	241,627,932.22	256,378,069.13
21	478,202,292.44	231,558,225.86	246,644,066.58
22	459,208,533.38	221,916,397.93	237,292,135.45
23	440,990,804.97	212,683,993.27	228,306,811.70
24	423,516,635.12	203,843,361.40	219,673,273.72
25	176,045,779.33	61,588,975.56	114,456,803.77
26	170,374,585.85	59,522,245.62	110,852,340.23
27	164,889,177.35	57,526,773.11	107,362,404.24
28	159,583,311.91	55,600,015.70	103,983,296.21
29	154,450,964.28	53,739,525.28	100,711,439.00
30	149,486,318.08	51,942,944.36	97,543,373.72
31	144,683,758.34	50,208,002.55	94,475,755.79
32	140,037,864.22	48,532,513.28	91,505,350.94
33	135,543,402.01	46,914,370.50	88,629,031.51
34	131,195,318.46	45,351,545.66	85,843,772.80
35	126,988,734.31	43,842,084.73	83,146,649.58
36	122,918,938.12	42,384,105.36	80,534,832.76
37	108,249,049.51	34,078,368.05	74,170,681.46
38	104,924,792.93	33,030,216.31	71,894,576.62
39	101,702,240.00	32,014,208.27	69,688,031.73
40	98,578,278.10	31,029,356.61	67,548,921.49
41	95,549,890.31	30,074,704.55	65,475,185.76
42	92,614,152.49	29,149,324.87	63,464,827.62
43	89,768,230.34	28,252,319.01	61,515,911.33
44	87,009,376.62	27,382,816.13	59,626,560.49
45	84,334,928.53	26,539,972.30	57,794,956.23
46	81,742,304.98	25,722,969.63	56,019,335.35
47	79,229,004.13	24,931,015.45	54,297,988.68
48	76,792,600.91	24,163,341.53	52,629,259.38

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Period	Aggregate Notional Balance ($)	Group I Component Notional Balance ($)	Group II Component Notional Balance ($)
49	74,430,744.66	23,419,203.34	51,011,541.32
50	72,141,156.79	22,697,879.26	49,443,277.53
51	69,921,628.60	21,998,669.93	47,922,958.67
52	67,770,019.12	21,320,897.53	46,449,121.59
53	65,684,252.93	20,663,905.08	45,020,347.85
54	63,662,318.28	20,027,055.84	43,635,262.44
55	61,702,265.01	19,409,732.66	42,292,532.35
56	59,802,202.64	18,811,337.35	40,990,865.29
57	57,960,298.65	18,231,290.14	39,729,008.51
58	56,174,776.60	17,669,029.08	38,505,747.52
59	54,443,914.36	17,124,009.46	37,319,904.90
60	52,766,042.58	16,595,703.34	36,170,339.24
61	50,481,382.20	15,836,268.75	34,645,113.45
62	48,932,753.29	15,350,557.88	33,582,195.41
63 and thereafter	0.00	0.00	0.00

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Loan Group 1 Cap, Loan Group II Cap and Wac Cap Schedule. The information in the following table has been prepared in accordance with the following assumptions (i) One Month and Six Month LIBOR remain constant at 20.00%, (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, (iii) Actual / 360 day count and (iv) includes proceeds received from the swap. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Distribution Date	Loan Group I Cap (%)	Loan Group II Cap (%)	WAC Cap(%)
March 25, 2005	N/A	N/A	N/A
April 25, 2005	22.60	22.61	22.61
May 25, 2005	22.62	22.64	22.63
June 25, 2005	22.44	22.47	22.45
July 25, 2005	22.43	22.46	22.44
August 25, 2005	22.21	22.26	22.23
September 25, 2005	22.06	22.10	22.08
October 25, 2005	21.99	22.04	22.02
November 25, 2005	21.71	21.78	21.75
December 25, 2005	21.60	21.70	21.65
January 25, 2006	21.28	21.40	21.34
February 25, 2006	21.03	21.17	21.10
March 25, 2006	21.12	21.28	21.20
April 25, 2006	20.55	20.74	20.65
May 25, 2006	20.43	20.63	20.53
June 25, 2006	20.09	20.32	20.21
July 25, 2006	19.98	20.22	20.10
August 25, 2006	19.65	19.91	19.78
September 25, 2006	19.43	19.71	19.57
October 25, 2006	19.33	19.63	19.48
November 25, 2006	19.01	19.33	19.17
December 25, 2006	18.92	19.25	19.09
January 25, 2007	18.60	18.95	18.78
February 25, 2007	19.43	19.48	19.46
March 25, 2007	11.75	14.24	13.00
April 25, 2007	11.03	13.59	12.31
May 25, 2007	11.21	13.72	12.47
June 25, 2007	10.96	13.48	12.23
July 25, 2007	11.15	13.61	12.38
August 25, 2007	11.91	14.07	12.99
September 25, 2007	11.88	14.01	12.95
October 25, 2007	12.10	14.16	13.13
November 25, 2007	11.82	13.90	12.86
December 25, 2007	12.03	14.05	13.04
January 25, 2008	11.75	13.78	12.77
February 25, 2008	12.81	14.45	13.63
March 25, 2008	12.80	14.58	13.70
April 25, 2008	12.18	14.05	13.12
May 25, 2008	12.45	14.23	13.34
June 25, 2008	12.14	13.94	13.04
July 25, 2008	12.41	14.13	13.27
August 25, 2008	13.17	14.55	13.86
September 25, 2008	13.15	14.50	13.82
October 25, 2008	13.45	14.70	14.08
November 25, 2008	13.10	14.39	13.75
December 25, 2008	13.40	14.60	14.00
January 25, 2009	13.05	14.29	13.67
February 25, 2009	13.78	14.71	14.25
March 25, 2009	14.88	15.54	15.21
April 25, 2009	13.73	14.61	14.17
May 25, 2009	14.05	14.83	14.44
June 25, 2009	13.68	14.50	14.09
July 25, 2009	14.00	14.72	14.36
August 25, 2009	13.71	14.44	14.08
September 25, 2009	13.69	14.39	14.04
October 25, 2009	14.02	14.61	14.31
November 25, 2009	13.64	14.28	13.96
December 25, 2009	13.97	14.51	14.24
January 25, 2010	13.59	14.18	13.89
February 25, 2010	13.63	14.17	13.90
March 25, 2010	14.70	14.95	14.83
April 25, 2010	13.54	14.02	13.78
May 25, 2010	11.47	9.59	10.53
June 25, 2010	11.09	9.27	10.18
July 25, 2010	11.45	9.57	10.51
August 25, 2010	11.08	9.26	10.17
September 25, 2010	11.07	9.24	10.16
October 25, 2010	11.42	9.54	10.48
November 25, 2010	11.04	9.22	10.13
December 25, 2010	11.40	9.51	10.46
January 25, 2011	11.02	9.19	10.11
February 25, 2011	11.02	9.19	10.11
March 25, 2011	12.19	10.16	11.18
April 25, 2011	11.00	9.16	10.09
May 25, 2011	11.35	9.45	10.41
June 25, 2011	10.98	9.13	10.07
July 25, 2011	11.33	9.43	10.39
August 25, 2011	10.96	9.12	10.05
September 25, 2011	10.95	9.11	10.04
October 25, 2011	11.30	9.40	10.37
November 25, 2011	10.93	9.08	10.02
December 25, 2011	11.28	9.37	10.34
January 25, 2012	10.91	9.05	10.00
February 25, 2012	10.90	9.05	9.99
March 25, 2012	11.64	9.66	10.67
April 25, 2012	10.88	9.02	9.97
May 25, 2012	11.23	9.31	10.29
June 25, 2012	10.86	9.00	9.95
July 25, 2012	11.21	9.28	10.27
August 25, 2012	10.83	8.97	9.93
September 25, 2012	10.82	8.96	9.92
October 25, 2012	11.17	9.24	10.24

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Loan Group 1 Cap, Loan Group II Cap and Wac Cap Schedule (Continued)

Distribution Date	Loan Group I Cap (%)	Loan Group II Cap (%)	WAC Cap(%)
November 25,2012	10.80	8.93	9.90
December 25,2012	11.15	9.21	10.22
January 25,2013	10.78	8.90	9.88
February 25,2013	10.76	8.89	9.87

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Remaining Prepayment Penalty Term by Product Type (1)

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	Total
Arm 2-28	$93,161,172.38	$48,434,442.03	$260,542,581.12	$43,661,653.65	$419,797.19	$20,078,247.27	$466,297,893.63
Arm 3-27	4,010,709.49	385,885.85	1,769,068.66	33,672,586.69	313,315.10	1,086,969.28	41,238,535.08
Arm 5-25	749,197.50	0	283,676.76	3,162,245.84	395,826.44	4,060,028.74	8,650,975.28
Arm - 6moL	0	0	317,653.25	93,500.00	0	718,985.70	1,130,138.95
Balloon -15/30	0	0	212,000.00	0	0	0	212,000.00
Fixed	41,860,358.95	8,915,917.00	8,031,233.59	59,920,654.60	3,738,986.44	154,451,107.27	276,918,257.85
Interest Only (5yr) - Arm 2/28	8,486,614.11	12,932,970.60	67,038,205.50	8,503,003.72	496,800.00	3,832,752.00	101,290,345.93
Interest Only (5yr) - Arm 3/27	0	0	164,800.00	4,644,628.92	0	0	4,809,428.92
Interest Only (5yr) - Fixed	456,000.00	135,000.00	244,000.00	2,684,288.10	0	3,905,638.00	7,424,926.10

Total:	$148,724,052.43	$70,804,215.48	$338,603,218.89	$156,342,561.52	$5,364,725.16	$188,133,728.26	$907,972,501.74

Product	No Penalty	1-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	Total
Arm 2-28	10.26%	5.33%	28.69%	4.81%	0.05%	2.21%	51.36%
Arm 3-27	0.44	0.04	0.19	3.71	0.03	0.12	4.54
Arm 5-25	0.08	0	0.03	0.35	0.04	0.45	0.95
Arm - 6moL	0	0	0.03	0.01	0	0.08	0.12
Balloon - 15/30	0	0	0.02	0	0	0	0.02
Fixed	4.61	0.98	0.88	6.6	0.41	17.01	30.5
Interest Only (5yr) - Arm 2/28	0.93	1.42	7.38	0.94	0.05	0.42	11.16
Interest Only (5yr) - Arm 3/27	0	0	0.02	0.51	0	0	0.53
Interest Only (5yr) - Fixed	0.05	0.01	0.03	0.3	0	0.43	0.82

Total:	16.38%	7.80%	37.29%	17.22%	0.59%	20.72%	100.00%

(1)	All percentages calculated herein are percentages of scheduled principal balance of the Mortgage Loans as of the Cut-off Date unless otherwise noted.

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Mortgage Loans – Aggregate (1)

Scheduled Principal Balance:	$907,972,501.74
Number of Mortgage Loans:	5,423
Average Scheduled Principal Balance:	$167,429.93
Weighted Average Gross Coupon:	6.994%
Weighted Average Net Coupon: (2)	6.492%
Weighted Average FICO Score:	626
Weighted Average Original LTV Ratio:	77.48%
Weighted Average Stated Remaining Term (months):	354
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.674%
Weighted Average Initial Rate Cap: (3)	1.497%
Weighted Average Periodic Rate Cap: (3)	1.497%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.088%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Calculated based on the aggregate scheduled principal balance of the adjustable rate Mortgage Loans, as of the Cut-off Date.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	38	$1,894,103.60	0.21%	7.483%	604	$49,844.83	63.32%	94.72%	86.84%
50,001 - 75,000	579	37,488,453.49	4.13	7.518	612	64,746.90	75.18	90.79	93.42
75,001 - 100,000	842	74,188,444.89	8.17	7.267	609	88,109.79	75.17	89.94	95.02
100,001 - 125,000	837	94,255,478.24	10.38	7.099	615	112,611.09	77.09	87.73	95.41
125,001 - 150,000	713	98,036,167.28	10.80	7.095	617	137,498.13	77.11	84.77	94.48
150,001 - 200,000	954	165,780,092.17	18.26	6.971	621	173,773.68	76.93	85.01	95.55
200,001 - 250,000	559	124,666,092.67	13.73	6.916	628	223,016.27	78.03	78.60	97.34
250,001 - 300,000	360	98,418,875.68	10.84	6.830	633	273,385.77	78.07	71.88	98.05
300,001 - 350,000	200	64,681,618.07	7.12	6.783	634	323,408.09	79.46	77.84	97.96
350,001 - 400,000	148	55,482,876.13	6.11	6.962	637	374,884.30	79.28	60.63	97.91
400,001 >=	193	93,080,299.53	10.25	6.828	651	482,281.34	78.45	66.46	95.89

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	3	$590,281.00	0.07%	4.977%	762	$196,760.33	54.05%	100.00%	100.00%
5.000 - 5.499	54	12,000,351.61	1.32	5.351	682	222,228.73	72.58	100.00	95.40
5.500 - 5.999	584	110,338,962.13	12.15	5.868	675	188,936.58	73.44	92.13	98.86
6.000 - 6.499	722	136,744,974.40	15.06	6.295	649	189,397.47	77.10	88.51	97.56
6.500 - 6.999	1,529	272,555,930.86	30.02	6.807	631	178,257.64	77.72	76.32	95.83
7.000 - 7.499	850	135,823,449.24	14.96	7.289	612	159,792.29	78.96	73.95	95.16
7.500 - 7.999	1,078	156,884,309.11	17.28	7.755	595	145,532.75	78.70	73.66	95.58
8.000 - 8.499	294	41,711,977.59	4.59	8.252	582	141,877.47	79.23	73.91	93.35
8.500 - 8.999	238	32,332,997.46	3.56	8.761	572	135,852.93	78.89	78.42	93.35
9.000 >=	71	8,989,268.35	0.99	9.522	553	126,609.41	76.53	93.26	98.39

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	151	$22,219,491.47	2.45%	7.936%	514	$147,148.95	72.63%	100.00%	99.54%
520 - 539	331	50,295,795.46	5.54	7.665	529	151,951.04	72.90	100.00	97.33
540 - 559	496	73,594,190.35	8.11	7.513	552	148,375.38	77.50	93.83	97.78
560 - 579	622	94,205,526.34	10.38	7.443	570	151,455.83	79.27	89.87	97.73
580 - 599	523	79,520,621.97	8.76	7.194	589	152,047.08	78.45	90.32	94.41
600 - 619	482	76,055,011.77	8.38	7.052	609	157,790.48	78.19	87.47	95.84
620 - 639	870	144,927,222.52	15.96	6.882	629	166,583.01	78.05	76.53	96.36
640 - 659	671	122,712,154.51	13.51	6.794	649	182,879.51	77.88	70.44	96.45
660 - 679	456	82,692,621.12	9.11	6.676	669	181,343.47	78.23	63.25	95.84
680 - 699	278	55,661,794.98	6.13	6.491	688	200,222.28	77.67	68.70	95.19
700 - 719	201	37,964,569.20	4.18	6.468	708	188,878.45	76.38	59.98	96.70
720 - 739	122	24,206,159.70	2.67	6.405	729	198,411.15	77.50	64.28	90.91
740 - 759	109	20,128,216.13	2.22	6.336	748	184,662.53	75.50	76.13	96.15
760 - 779	62	13,454,316.99	1.48	6.544	767	217,005.11	74.58	66.97	94.38
780 - 799	40	8,763,745.66	0.97	6.349	787	219,093.64	74.06	84.33	89.40
800 +	9	1,571,063.56	0.17	6.202	808	174,562.62	64.50	84.70	63.34

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Mortgage Loans – Aggregate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	507	$69,064,309.54	7.61%	6.656%	621	$136,221.52	49.08%	80.50%	93.65%
60.001 - 70.000	481	77,897,458.76	8.58	6.952	608	161,948.98	66.33	79.85	93.62
70.001 - 80.000	2,986	526,860,486.05	58.03	6.982	636	176,443.57	78.64	70.61	96.59
80.001 - 85.000	623	98,163,955.80	10.81	7.082	611	157,566.54	83.92	99.90	92.10
85.001 - 90.000	826	135,986,291.59	14.98	7.174	607	164,632.31	89.12	100.00	100.00

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	4,546	$723,865,823.63	79.72%	6.939%	618	$159,231.37	77.92%	100.00%	96.44%
Stated Documentation	877	184,106,678.11	20.28	7.210	657	209,927.80	75.75	0.00	94.93

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	3,784	$607,628,303.10	66.92%	7.007%	610	$160,578.30	76.58%	86.04%	95.71%
Purchase	1,448	273,574,384.72	30.13	6.964	660	188,932.59	79.60	64.97	97.12
Refinance - Rate/Term	191	26,769,813.92	2.95	7.009	625	140,156.09	75.97	87.20	95.86

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Mortgage Loans – Aggregate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	24	$5,314,772.19	0.59%	6.823%	660	$221,448.84	72.89%	71.41%	0.00%
Primary	5,180	872,903,585.56	96.14	6.985	625	168,514.21	77.62	79.98	100.00
Investment	219	29,754,143.99	3.28	7.287	640	135,863.67	74.09	73.74	0.00

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Property Type
Property Types	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	4,172	$665,883,483.20	73.34%	7.023%	621	$159,607.74	77.42%	80.14%	96.22%
Planned Unit Development	633	127,914,427.43	14.09	6.908	631	202,076.50	77.92	79.68	97.51
Condominium	344	58,725,979.06	6.47	6.922	643	170,715.06	77.96	77.92	90.04
2-4 Family	215	46,424,668.50	5.11	6.905	656	215,928.69	76.51	73.66	100.00
Townhouse	54	8,219,126.41	0.91	7.065	621	152,206.04	77.20	91.92	89.53
Modular Homes	5	804,817.14	0.09	6.660	608	160,963.43	80.99	100.00	100.00

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	944	$224,596,862.99	24.74%	6.717%	635	$237,920.41	74.33%	71.98%	96.09%
Florida	620	90,536,337.39	9.97	7.068	625	146,026.35	77.01	75.71	94.40
Texas	531	59,141,695.76	6.51	7.138	615	111,377.96	77.62	78.82	97.57
Nevada	205	38,958,502.31	4.29	6.777	623	190,041.47	76.57	91.25	95.82
Maryland	180	37,275,543.43	4.11	7.290	614	207,086.35	76.07	82.03	97.65
New Jersey	161	36,927,257.35	4.07	7.112	619	229,361.85	77.18	77.84	94.75
Washington	199	35,141,033.69	3.87	6.728	636	176,588.11	79.46	83.80	96.50
Illinois	206	34,520,924.22	3.80	7.176	612	167,577.30	80.73	83.60	97.03
Virginia	179	32,493,165.91	3.58	7.157	616	181,526.07	78.77	78.44	96.24
Massachusetts	125	29,456,559.70	3.24	7.021	636	235,652.48	76.73	77.04	97.76
Other	2,073	288,924,618.99	31.82	7.122	624	139,375.12	79.68	85.03	96.12

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Number of States Represented: 48

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Mortgage Loans – Aggregate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89110	19	$3,158,849.85	0.35%	6.747%	629	$166,255.26	79.82%	93.10%	100.00%
92231	15	2,566,453.35	0.28	6.556	637	171,096.89	82.88	100.00	93.14
89131	9	2,539,297.10	0.28	6.613	617	282,144.12	71.70	86.00	86.96
89031	12	2,478,317.00	0.27	6.589	624	206,526.42	78.19	100.00	100.00
92243	13	2,323,942.68	0.26	6.567	643	178,764.82	76.40	68.65	100.00
22193	8	1,925,302.08	0.21	7.108	573	240,662.76	74.01	89.53	100.00
91913	4	1,878,018.06	0.21	6.304	684	469,504.52	78.96	73.38	100.00
95624	6	1,742,088.57	0.19	6.685	613	290,348.10	81.23	80.97	100.00
89074	8	1,715,886.91	0.19	6.948	640	214,485.86	80.36	100.00	90.22
93722	10	1,673,559.43	0.18	6.477	632	167,355.94	71.77	65.49	79.22
Other	5,319	885,970,786.68	97.58	7.002	626	166,567.17	77.47	79.55	96.16

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	157	$15,455,492.03	1.70%	6.808%	627	$98,442.62	69.61%	85.90%	95.37%
181 - 240	107	11,606,790.63	1.28	6.728	636	108,474.68	73.80	89.59	100.00
241 - 360	5,159	880,910,219.08	97.02	7.001	625	170,752.13	77.66	79.49	96.10

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Mortgage Loans – Aggregate

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	2,672	$466,297,893.63	51.36%	7.186%	609	$174,512.68	78.52%	76.16%	95.76%
ARM - 3 Year/6 Month	290	41,238,535.08	4.54	7.285	620	142,201.85	78.77	80.58	93.46
ARM - 5 Year/6 Month	57	8,650,975.28	0.95	6.949	635	151,771.50	74.74	85.55	90.15
ARM - 6 Month	6	1,130,138.95	0.12	6.064	688	188,356.49	64.84	17.36	90.92
Balloon - 15/30	1	212,000.00	0.02	7.990	523	212,000.00	59.22	100.00	100.00
Fixed - 10 Year	15	962,895.70	0.11	6.815	622	64,193.05	56.49	86.68	94.87
Fixed - 15 Year	141	14,280,596.33	1.57	6.790	629	101,280.83	70.65	85.63	95.33
Fixed - 20 Year	107	11,606,790.63	1.28	6.728	636	108,474.68	73.80	89.59	100.00
Fixed - 25 Year	15	1,770,418.21	0.19	6.729	628	118,027.88	78.54	100.00	100.00
Fixed - 30 Year	1,701	248,297,556.98	27.35	6.800	633	145,971.52	75.12	90.84	95.96
Interest Only - ARM 2 Year/6 Month	363	101,290,345.93	11.16	6.598	674	279,036.77	79.86	66.76	99.12
Interest Only - ARM 3 Year/6 Month	21	4,809,428.92	0.53	6.841	682	229,020.42	81.35	53.25	100.00
Interest Only - Fixed - 30 Year	34	7,424,926.10	0.82	6.339	693	218,380.18	75.42	90.40	100.00

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Initial Rate Adjustment Cap
Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,014	$284,555,183.95	31.34%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%
1.000	21	4,066,555.97	0.45	6.795	637	193,645.52	73.96	64.22	97.48
1.500	3,388	619,350,761.81	68.21	7.091	621	182,807.19	78.73	74.84	96.09

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,014	$284,555,183.95	31.34%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%
1.000	21	4,066,555.97	0.45	6.795	637	193,645.52	73.96	64.22	97.48
1.500	3,388	619,350,761.81	68.21	7.091	621	182,807.19	78.73	74.84	96.09

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Mortgage Loans – Aggregate

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,014	$284,555,183.95	31.34%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%
1 - 12	6	1,130,138.95	0.12	6.064	688	188,356.49	64.84	17.36	90.92
13 - 24	3,035	567,588,239.56	62.51	7.081	621	187,014.25	78.76	74.48	96.36
25 - 36	311	46,047,964.00	5.07	7.239	626	148,064.19	79.04	77.72	94.14
49 - 60	57	8,650,975.28	0.95	6.949	635	151,771.50	74.74	85.55	90.15

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,014	$284,555,183.95	31.34%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%
<= 11.999	4	751,947.39	0.08	5.965	691	187,986.85	61.63	12.43	100.00
12.000 - 12.499	25	5,566,756.17	0.61	5.411	679	222,670.25	76.53	95.05	88.24
12.500 - 12.999	239	49,734,776.98	5.48	5.881	666	208,095.30	76.53	88.86	98.75
13.000 - 13.499	416	87,636,899.15	9.65	6.300	647	210,665.62	78.36	85.74	98.08
13.500 - 13.999	997	197,516,953.20	21.75	6.813	632	198,111.29	78.75	71.64	95.92
14.000 - 14.499	573	100,677,517.94	11.09	7.289	613	175,702.47	79.43	69.31	95.52
14.500 - 14.999	740	117,850,755.74	12.98	7.752	596	159,257.78	79.20	69.84	95.86
15.000 - 15.499	192	30,505,580.04	3.36	8.248	581	158,883.23	79.28	69.36	93.25
15.500 - 15.999	175	26,429,034.59	2.91	8.757	571	151,023.05	79.41	76.98	93.54
16.000 >=	48	6,747,096.58	0.74	9.518	552	140,564.51	76.14	93.77	97.86

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Distribution by Gross Margin
Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	2,014	$284,555,183.95	31.34%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%
<= 4.999	626	129,397,441.16	14.25	6.136	656	206,705.18	77.81	86.78	97.63
5.000 - 5.499	881	178,710,169.46	19.68	6.788	632	202,849.23	78.81	74.37	96.40
5.500 - 5.999	645	116,946,932.92	12.88	7.116	621	181,313.07	78.93	66.92	96.24
6.000 - 6.499	687	110,619,370.40	12.18	7.664	597	161,018.01	78.94	72.86	95.36
6.500 - 6.999	304	49,094,649.52	5.41	7.983	592	161,495.56	79.61	64.87	94.78
7.000 >=	266	38,648,754.32	4.26	8.815	571	145,296.07	78.58	78.25	92.94

Total:	5,423	$907,972,501.74	100.00%	6.994%	626	$167,429.93	77.48%	79.72%	96.14%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Adjustable Rate Mortgage Loans - Aggregate (1)

Scheduled Principal Balance:	$623,417,317.79
Number of Mortgage Loans:	3,409
Average Scheduled Principal Balance:	$182,873.96
Weighted Average Gross Coupon:	7.089%
Weighted Average Net Coupon: (2)	6.587%
Weighted Average FICO Score:	621
Weighted Average Original LTV Ratio:	78.70%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll:	24
Weighted Average Gross Margin:	5.674%
Weighted Average Initial Rate Cap:	1.497%
Weighted Average Periodic Rate Cap:	1.497%
Weighted Average Gross Maximum Lifetime Rate:	14.088%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	9	$449,679.02	0.07%	8.017%	580	$49,964.34	66.85%	100.00%	88.89%
50,001 - 75,000	263	17,220,503.84	2.76	7.688	605	65,477.20	77.17	87.93	92.56
75,001 - 100,000	439	38,808,752.11	6.23	7.406	595	88,402.62	77.93	88.03	94.62
100,001 - 125,000	493	55,493,451.89	8.90	7.229	607	112,562.78	78.28	84.79	94.38
125,001 - 150,000	439	60,411,712.48	9.69	7.200	612	137,612.10	77.91	81.83	94.17
150,001 - 200,000	650	113,323,165.33	18.18	7.088	616	174,343.33	78.14	81.93	95.49
200,001 - 250,000	408	91,263,673.11	14.64	7.021	622	223,685.47	78.73	74.81	97.79
250,001 - 300,000	280	76,634,758.40	12.29	6.951	629	273,695.57	79.34	66.33	97.83
300,001 - 350,000	152	49,325,893.76	7.91	6.878	631	324,512.46	80.33	74.76	97.33
350,001 - 400,000	124	46,523,044.14	7.46	7.081	634	375,185.84	80.13	55.44	97.51
400,001 >=	152	73,962,683.72	11.86	6.959	645	486,596.60	78.65	61.22	95.94

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Current Mortgage Rate

Current Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.499	23	$5,188,564.61	0.83%	5.349%	679	$225,589.77	76.91%	100.00%	89.36%
5.500 - 5.999	243	50,486,724.37	8.10	5.882	666	207,764.30	76.30	87.72	98.77
6.000 - 6.499	418	88,015,090.71	14.12	6.300	647	210,562.42	78.33	85.49	97.97
6.500 - 6.999	997	197,516,953.20	31.68	6.813	632	198,111.29	78.75	71.64	95.92
7.000 - 7.499	573	100,677,517.94	16.15	7.289	613	175,702.47	79.43	69.31	95.52
7.500 - 7.999	740	117,850,755.74	18.90	7.752	596	159,257.78	79.20	69.84	95.86
8.000 - 8.499	192	30,505,580.04	4.89	8.248	581	158,883.23	79.28	69.36	93.25
8.500 - 8.999	175	26,429,034.59	4.24	8.757	571	151,023.05	79.41	76.98	93.54
9.000 >=	48	6,747,096.58	1.08	9.518	552	140,564.51	76.14	93.77	97.86

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	126	$19,264,053.35	3.09%	7.911%	514	$152,889.31	72.91%	100.00%	100.00%
520 - 539	249	39,705,864.62	6.37	7.682	529	159,461.30	73.76	100.00	96.61
540 - 559	344	54,761,170.29	8.78	7.513	552	159,189.45	78.35	92.11	97.83
560 - 579	423	68,824,033.15	11.04	7.460	569	162,704.57	80.70	88.34	97.53
580 - 599	292	50,222,977.62	8.06	7.231	589	171,996.50	79.93	86.70	94.63
600 - 619	261	46,257,828.40	7.42	7.092	609	177,233.06	78.87	85.34	94.33
620 - 639	562	101,224,345.87	16.24	6.967	629	180,114.49	79.27	71.54	96.32
640 - 659	443	87,786,955.81	14.08	6.871	649	198,164.69	78.84	64.54	96.43
660 - 679	266	54,953,104.96	8.81	6.800	669	206,590.62	79.77	52.31	95.86
680 - 699	161	38,040,493.21	6.10	6.587	688	236,276.36	79.45	60.40	94.17
700 - 719	111	23,412,291.93	3.76	6.629	708	210,921.55	77.70	45.55	97.55
720 - 739	67	15,256,576.92	2.45	6.515	729	227,710.10	79.58	50.71	94.22
740 - 759	51	10,356,748.13	1.66	6.705	747	203,073.49	77.15	54.84	95.30
760 - 779	29	8,193,685.10	1.31	6.792	765	282,540.87	77.78	50.99	91.95
780 - 799	19	4,329,483.43	0.69	6.581	788	227,867.55	78.52	71.75	84.94
800 +	5	827,705.01	0.13	6.433	808	165,541.00	73.70	91.81	80.08

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	188	$27,986,862.44	4.49%	6.835%	596	$148,866.29	49.07%	72.02%	91.89%
60.001 - 70.000	256	45,141,309.71	7.24	7.157	596	176,333.24	66.66	73.95	92.84
70.001 - 80.000	2,086	395,594,959.71	63.46	7.051	635	189,642.84	78.86	65.20	96.68
80.001 - 85.000	376	62,845,867.04	10.08	7.212	599	167,143.26	84.10	100.00	90.94
85.001 - 90.000	503	91,848,318.89	14.73	7.215	600	182,601.03	89.24	100.00	100.00

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	2,707	$466,150,808.52	74.77%	7.044%	609	$172,202.00	79.38%	100.00%	96.40%
Stated Documentation	702	157,266,509.27	25.23	7.224	657	224,026.37	76.69	0.00	95.22

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	2,089	$371,476,453.32	59.59%	7.139%	598	$177,825.01	77.99%	82.74%	95.53%
Purchase	1,245	239,713,662.12	38.45	6.993	658	192,541.09	79.79	61.93	96.87
Refinance - Rate/Term	75	12,227,202.34	1.96	7.470	603	163,029.36	78.77	84.55	98.13

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	17	$4,202,164.34	0.67%	6.885%	648	$247,186.14	75.27%	69.79%	0.00%
Primary	3,254	599,096,181.84	96.10	7.082	621	184,110.69	78.85	75.00	100.00
Investment	138	20,118,971.61	3.23	7.351	635	145,789.65	74.87	68.94	0.00

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	2,515	$439,586,287.84	70.51%	7.121%	616	$174,785.80	78.71%	74.91%	96.56%
Planned Unit Development	438	94,839,294.87	15.21	7.020	628	216,528.07	78.96	74.82	96.85
Condominium	265	47,736,583.74	7.66	7.017	638	180,138.05	78.77	75.06	88.58
2-4 Family	155	35,327,817.73	5.67	6.967	651	227,921.40	77.65	69.92	100.00
Townhouse	33	5,315,771.55	0.85	7.225	616	161,083.99	79.58	89.62	85.33
Modular Homes	3	611,562.07	0.10	6.722	603	203,854.02	79.70	100.00	100.00

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	619	$162,845,571.86	26.12%	6.827%	632	$263,078.47	76.71%	65.53%	96.49%
Florida	339	54,628,285.84	8.76	7.244	624	161,145.39	78.68	64.81	92.72
Illinois	175	29,821,000.95	4.78	7.165	613	170,405.72	81.74	82.92	97.18
New Jersey	128	29,700,888.14	4.76	7.159	613	232,038.19	78.19	76.74	93.48
Nevada	150	29,171,227.56	4.68	6.854	619	194,474.85	77.52	89.83	96.31
Maryland	131	29,140,243.37	4.67	7.346	611	222,444.61	77.28	79.86	98.78
Virginia	132	25,862,465.97	4.15	7.187	614	195,927.77	79.18	75.51	96.56
Texas	206	25,329,979.67	4.06	7.287	602	122,961.07	78.26	71.96	98.70
Massachusetts	100	24,020,746.05	3.85	7.086	635	240,207.46	77.69	74.75	97.67
Washington	126	22,598,860.43	3.62	6.856	630	179,356.04	79.79	77.79	97.74
Other	1,303	190,298,047.95	30.52	7.232	618	146,046.08	80.40	80.79	95.73

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Number of States Represented: 48

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89110	15	$2,655,444.65	0.43%	6.725%	637	$177,029.64	81.19%	91.79%	100.00%
89131	9	2,539,297.10	0.41	6.613	617	282,144.12	71.70	86.00	86.96
95624	6	1,742,088.57	0.28	6.685	613	290,348.10	81.23	80.97	100.00
89074	8	1,715,886.91	0.28	6.948	640	214,485.86	80.36	100.00	90.22
92243	9	1,671,841.37	0.27	6.618	645	185,760.15	77.45	56.42	100.00
92069	5	1,620,684.55	0.26	6.234	693	324,136.91	75.56	58.56	100.00
22193	6	1,615,302.08	0.26	7.221	579	269,217.01	76.70	87.52	100.00
92562	4	1,609,028.80	0.26	7.300	649	402,257.20	78.60	46.99	100.00
89031	8	1,582,617.00	0.25	6.703	609	197,827.12	77.08	100.00	100.00
92231	9	1,570,905.05	0.25	6.717	623	174,545.01	83.12	100.00	88.80
Other	3,330	605,094,221.69	97.06	7.099	621	181,709.98	78.72	74.56	96.09

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	2,672	$466,297,893.63	74.80%	7.186%	609	$174,512.68	78.52%	76.16%	95.76%
ARM - 3 Year/6 Month	290	41,238,535.08	6.61	7.285	620	142,201.85	78.77	80.58	93.46
ARM - 5 Year/6 Month	57	8,650,975.28	1.39	6.949	635	151,771.50	74.74	85.55	90.15
ARM - 6 Month	6	1,130,138.95	0.18	6.064	688	188,356.49	64.84	17.36	90.92
Interest Only - ARM 2 Year/6 Month	363	101,290,345.93	16.25	6.598	674	279,036.77	79.86	66.76	99.12
Interest Only - ARM 3 Year/6 Month	21	4,809,428.92	0.77	6.841	682	229,020.42	81.35	53.25	100.00

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	21	$4,066,555.97	0.65%	6.795%	637	$193,645.52	73.96%	64.22%	97.48%
1.500	3,388	619,350,761.81	99.35	7.091	621	182,807.19	78.73	74.84	96.09

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	21	$4,066,555.97	0.65%	6.795%	637	$193,645.52	73.96%	64.22%	97.48%
1.500	3,388	619,350,761.81	99.35	7.091	621	182,807.19	78.73	74.84	96.09

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Months to Rate Reset
Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	6	$1,130,138.95	0.18%	6.064%	688	$188,356.49	64.84%	17.36%	90.92%
13 - 24	3,035	567,588,239.56	91.04	7.081	621	187,014.25	78.76	74.48	96.36
25 - 36	311	46,047,964.00	7.39	7.239	626	148,064.19	79.04	77.72	94.14
49 - 60	57	8,650,975.28	1.39	6.949	635	151,771.50	74.74	85.55	90.15

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 11.999	4	$751,947.39	0.12%	5.965%	691	$187,986.85	61.63%	12.43%	100.00%
12.000 - 12.499	25	5,566,756.17	0.89	5.411	679	222,670.25	76.53	95.05	88.24
12.500 - 12.999	239	49,734,776.98	7.98	5.881	666	208,095.30	76.53	88.86	98.75
13.000 - 13.499	416	87,636,899.15	14.06	6.300	647	210,665.62	78.36	85.74	98.08
13.500 - 13.999	997	197,516,953.20	31.68	6.813	632	198,111.29	78.75	71.64	95.92
14.000 - 14.499	573	100,677,517.94	16.15	7.289	613	175,702.47	79.43	69.31	95.52
14.500 - 14.999	740	117,850,755.74	18.90	7.752	596	159,257.78	79.20	69.84	95.86
15.000 - 15.499	192	30,505,580.04	4.89	8.248	581	158,883.23	79.28	69.36	93.25
15.500 - 15.999	175	26,429,034.59	4.24	8.757	571	151,023.05	79.41	76.98	93.54
16.000 >=	48	6,747,096.58	1.08	9.518	552	140,564.51	76.14	93.77	97.86

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Adjustable Rate Mortgage Loans - Aggregate

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	626	$129,397,441.16	20.76%	6.136%	656	$206,705.18	77.81%	86.78%	97.63%
5.000 - 5.499	881	178,710,169.46	28.67	6.788	632	202,849.23	78.81	74.37	96.40
5.500 - 5.999	645	116,946,932.92	18.76	7.116	621	181,313.07	78.93	66.92	96.24
6.000 - 6.499	687	110,619,370.40	17.74	7.664	597	161,018.01	78.94	72.86	95.36
6.500 - 6.999	304	49,094,649.52	7.88	7.983	592	161,495.56	79.61	64.87	94.78
7.000 >=	266	38,648,754.32	6.20	8.815	571	145,296.07	78.58	78.25	92.94

Total:	3,409	$623,417,317.79	100.00%	7.089%	621	$182,873.96	78.70%	74.77%	96.10%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Fixed Rate Mortgage Loans – Aggregate (1)

Scheduled Principal Balance:	$284,555,183.95
Number of Mortgage Loans:	2,014
Average Scheduled Principal Balance:	$141,288.57
Weighted Average Gross Coupon:	6.785%
Weighted Average Net Coupon: (2)	6.283%
Weighted Average FICO Score:	635
Weighted Average Original LTV Ratio:	74.80%
Weighted Average Stated Remaining Term (months):	344
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	29	$1,444,424.58	0.51%	7.317%	612	$49,807.74	62.22%	93.08%	86.20%
50,001 - 75,000	316	20,267,949.65	7.12	7.373	619	64,139.08	73.49	93.21	94.15
75,001 - 100,000	403	35,379,692.79	12.43	7.114	624	87,790.80	72.14	92.04	95.45
100,001 - 125,000	344	38,762,026.35	13.62	6.914	626	112,680.31	75.39	91.94	96.88
125,001 - 150,000	274	37,624,454.79	13.22	6.926	625	137,315.53	75.81	89.49	94.96
150,001 - 200,000	304	52,456,926.84	18.43	6.719	631	172,555.68	74.32	91.66	95.69
200,001 - 250,000	151	33,402,419.56	11.74	6.628	644	221,208.08	76.12	88.96	96.10
250,001 - 300,000	80	21,784,117.28	7.66	6.402	646	272,301.47	73.62	91.38	98.80
300,001 - 350,000	48	15,355,724.31	5.40	6.480	646	319,910.92	76.64	87.72	100.00
350,001 - 400,000	24	8,959,831.99	3.15	6.345	651	373,326.33	74.86	87.58	100.00
400,001 >=	41	19,117,615.81	6.72	6.317	677	466,283.31	77.69	86.76	95.69

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Fixed Rate Mortgage Loans – Aggregate

Distribution by Current Mortgage Rate

Current Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	3	$590,281.00	0.21%	4.977%	762	$196,760.33	54.05%	100.00%	100.00%
5.000 - 5.499	31	6,811,787.00	2.39	5.352	685	219,735.06	69.29	100.00	100.00
5.500 - 5.999	341	59,852,237.76	21.03	5.856	682	175,519.76	71.02	95.86	98.94
6.000 - 6.499	304	48,729,883.68	17.12	6.286	652	160,295.67	74.86	93.95	96.84
6.500 - 6.999	532	75,038,977.66	26.37	6.791	629	141,050.71	75.00	88.63	95.61
7.000 - 7.499	277	35,145,931.30	12.35	7.289	609	126,880.62	77.62	87.25	94.13
7.500 - 7.999	338	39,033,553.36	13.72	7.762	592	115,483.89	77.20	85.18	94.73
8.000 - 8.499	102	11,206,397.55	3.94	8.263	584	109,866.64	79.09	86.31	93.63
8.500 - 8.999	63	5,903,962.87	2.07	8.780	577	93,713.70	76.58	84.85	92.47
9.000 >=	23	2,242,171.76	0.79	9.534	553	97,485.73	77.70	91.73	100.00

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	25	$2,955,438.12	1.04%	8.095%	514	$118,217.52	70.77%	100.00%	96.57%
520 - 539	82	10,589,930.85	3.72	7.601	529	129,145.50	69.65	100.00	100.00
540 - 559	152	18,833,020.05	6.62	7.513	552	123,901.45	75.03	98.83	97.64
560 - 579	199	25,381,493.18	8.92	7.397	571	127,545.19	75.39	94.03	98.29
580 - 599	231	29,297,644.36	10.30	7.131	589	126,829.63	75.91	96.53	94.02
600 - 619	221	29,797,183.38	10.47	6.991	609	134,828.88	77.13	90.79	98.19
620 - 639	308	43,702,876.64	15.36	6.684	630	141,892.46	75.22	88.07	96.45
640 - 659	228	34,925,198.70	12.27	6.602	649	153,180.70	75.48	85.28	96.47
660 - 679	190	27,739,516.16	9.75	6.430	670	145,997.45	75.18	84.94	95.80
680 - 699	117	17,621,301.77	6.19	6.284	689	150,609.42	73.83	86.59	97.40
700 - 719	90	14,552,277.27	5.11	6.209	708	161,691.97	74.25	83.19	95.33
720 - 739	55	8,949,582.79	3.15	6.216	728	162,719.69	73.96	87.43	85.26
740 - 759	58	9,771,468.00	3.43	5.946	749	168,473.59	73.76	98.70	97.05
760 - 779	33	5,260,631.89	1.85	6.159	768	159,413.09	69.59	91.84	98.18
780 - 799	21	4,434,262.23	1.56	6.122	786	211,155.34	69.70	96.61	93.75
800 +	4	743,358.56	0.26	5.945	807	185,839.64	54.25	76.77	44.69

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Fixed Rate Mortgage Loans – Aggregate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	319	$41,077,447.11	14.44%	6.534%	637	$128,769.43	49.08%	86.27%	94.86%
60.001 - 70.000	225	32,756,149.04	11.51	6.668	625	145,582.88	65.86	87.99	94.70
70.001 - 80.000	900	131,265,526.34	46.13	6.774	641	145,850.58	77.97	86.92	96.32
80.001 - 85.000	247	35,318,088.77	12.41	6.849	633	142,988.21	83.62	99.73	94.16
85.001 - 90.000	323	44,137,972.70	15.51	7.087	622	136,650.07	88.89	100.00	100.00

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	1,839	$257,715,015.11	90.57%	6.749%	633	$140,138.67	75.28%	100.00%	96.53%
Stated Documentation	175	26,840,168.84	9.43	7.126	654	153,372.39	70.23	0.00	93.24

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	1,695	$236,151,849.78	82.99%	6.799%	629	$139,322.63	74.37%	91.23%	95.98%
Purchase	203	33,860,722.59	11.90	6.758	670	166,801.59	78.28	86.47	98.92
Refinance - Rate/Term	116	14,542,611.58	5.11	6.621	644	125,367.34	73.61	89.43	93.94

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Fixed Rate Mortgage Loans – Aggregate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	7	$1,112,607.85	0.39%	6.589%	703	$158,943.98	63.90%	77.53%	0.00%
Primary	1,926	273,807,403.72	96.22	6.773	634	142,163.76	74.93	90.86	100.00
Investment	81	9,635,172.38	3.39	7.155	650	118,952.75	72.45	83.76	0.00

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	1,657	$226,297,195.36	79.53%	6.832%	631	$136,570.43	74.90%	90.30%	95.55%
Planned Unit Development	195	33,075,132.57	11.62	6.588	637	169,616.06	74.95	93.60	99.39
Condominium	79	10,989,395.32	3.86	6.508	666	139,106.27	74.45	90.35	96.41
2-4 Family	60	11,096,850.78	3.90	6.707	671	184,947.51	72.89	85.58	100.00
Townhouse	21	2,903,354.86	1.02	6.771	632	138,254.99	72.85	96.14	97.21
Modular Homes	2	193,255.07	0.07	6.464	622	96,627.54	85.05	100.00	100.00

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	325	$61,751,291.14	21.70%	6.425%	646	$190,003.97	68.05%	88.99%	95.06%
Florida	281	35,908,051.56	12.62	6.801	626	127,786.66	74.47	92.30	96.96
Texas	325	33,811,716.09	11.88	7.026	624	104,036.05	77.14	83.95	96.72
Washington	73	12,542,173.26	4.41	6.499	647	171,810.59	78.87	94.64	94.27
Pennsylvania	97	12,400,315.75	4.36	6.938	635	127,838.31	78.14	95.64	99.50
Connecticut	57	9,816,218.91	3.45	6.486	649	172,214.37	74.85	96.79	95.98
Nevada	55	9,787,274.74	3.44	6.546	635	177,950.45	73.74	95.47	94.35
Hawaii	31	8,157,616.40	2.87	6.079	655	263,148.92	75.23	98.47	98.47
Maryland	49	8,135,300.06	2.86	7.090	626	166,026.53	71.70	89.78	93.58
New Jersey	33	7,226,369.21	2.54	6.921	645	218,980.89	73.03	82.34	100.00
Other	688	85,018,856.82	29.88	7.053	629	123,573.92	78.34	91.00	96.33

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Number of States Represented: 47

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Fixed Rate Mortgage Loans – Aggregate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92231	6	$995,548.29	0.35%	6.303%	659	$165,924.72	82.49%	100.00%	100.00%
93722	7	976,337.88	0.34	6.291	670	139,476.84	66.36	63.36	64.38
91913	2	936,418.06	0.33	6.202	640	468,209.03	80.30	100.00	100.00
91710	3	934,883.53	0.33	6.221	657	311,627.84	74.82	100.00	100.00
89031	4	895,700.00	0.31	6.387	650	223,925.00	80.17	100.00	100.00
33317	5	866,738.69	0.30	6.079	691	173,347.74	66.13	100.00	100.00
96797	3	819,377.59	0.29	6.362	642	273,125.86	77.10	100.00	100.00
93611	3	807,955.68	0.28	6.212	610	269,318.56	76.03	100.00	100.00
20706	3	777,775.70	0.27	7.252	607	259,258.57	74.88	100.00	100.00
93230	4	748,962.32	0.26	6.910	624	187,240.58	78.96	100.00	100.00
Other	1,974	275,795,486.20	96.92	6.797	634	139,714.03	74.77	90.40	96.23

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	157	$15,455,492.03	5.43%	6.808%	627	$98,442.62	69.61%	85.90%	95.37%
181 - 240	107	11,606,790.63	4.08	6.728	636	108,474.68	73.80	89.59	100.00
241 - 360	1,750	257,492,901.29	90.49	6.786	635	147,138.80	75.16	90.89	96.10

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Balloon - 15/30	1	$212,000.00	0.07%	7.990%	523	$212,000.00	59.22%	100.00%	100.00%
Fixed - 10 Year	15	962,895.70	0.34	6.815	622	64,193.05	56.49	86.68	94.87
Fixed - 15 Year	141	14,280,596.33	5.02	6.790	629	101,280.83	70.65	85.63	95.33
Fixed - 20 Year	107	11,606,790.63	4.08	6.728	636	108,474.68	73.80	89.59	100.00
Fixed - 25 Year	15	1,770,418.21	0.62	6.729	628	118,027.88	78.54	100.00	100.00
Fixed - 30 Year	1,701	248,297,556.98	87.26	6.800	633	145,971.52	75.12	90.84	95.96
Interest Only - Fixed - 30 Year	34	7,424,926.10	2.61	6.339	693	218,380.18	75.42	90.40	100.00

Total:	2,014	$284,555,183.95	100.00%	6.785%	635	$141,288.57	74.80%	90.57%	96.22%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans (1)

Scheduled Principal Balance:	$453,078,330.27
Number of Mortgage Loans:	2,854
Average Scheduled Principal Balance:	$158,752.04
Weighted Average Gross Coupon:	6.992%
Weighted Average Net Coupon: (2)	6.490%
Weighted Average FICO Score:	625
Weighted Average Original LTV Ratio:	77.54%
Weighted Average Stated Remaining Term (months):	355
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.597%
Weighted Average Initial Rate Cap: (3)	1.497%
Weighted Average Periodic Rate Cap: (3)	1.497%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.012%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Calculated based on the aggregated scheduled principal balance of the Group I adjustable rate mortgage loans.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	15	$748,556.39	0.17%	7.296%	596	$49,903.76	55.20%	93.32%	100.00%
50,001 - 75,000	283	18,241,362.21	4.03	7.503	615	64,457.11	75.52	89.67	92.98
75,001 - 100,000	416	36,851,843.77	8.13	7.208	607	88,586.16	75.05	88.61	94.81
100,001 - 125,000	435	49,010,608.29	10.82	7.122	614	112,668.07	77.08	85.08	95.27
125,001 - 150,000	391	53,769,020.87	11.87	7.066	618	137,516.68	76.75	83.40	95.03
150,001 - 200,000	574	100,121,242.48	22.10	6.952	623	174,427.25	77.26	82.06	95.21
200,001 - 250,000	350	77,990,831.50	17.21	6.940	626	222,830.95	78.29	74.62	98.02
250,001 - 300,000	237	64,878,133.89	14.32	6.850	635	273,747.40	78.68	68.26	97.84
300,001 - 350,000	118	38,314,720.40	8.46	6.774	640	324,701.02	79.36	72.86	97.39
350,001 - 400,000	29	10,542,788.30	2.33	6.883	655	363,544.42	80.99	54.74	100.00
400,001 >=	6	2,609,222.16	0.58	6.571	703	434,870.36	77.41	66.74	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.499	19	$4,097,069.34	0.90%	5.354%	676	$215,635.23	77.13%	100.00%	100.00%
5.500 - 5.999	252	43,749,987.23	9.66	5.897	668	173,611.06	73.36	93.10	98.74
6.000 - 6.499	364	64,117,157.79	14.15	6.295	652	176,146.04	77.32	89.20	97.80
6.500 - 6.999	883	150,360,665.21	33.19	6.806	631	170,283.88	77.55	75.84	96.09
7.000 - 7.499	498	77,699,282.21	17.15	7.287	615	156,022.66	78.70	72.93	95.30
7.500 - 7.999	620	84,593,908.57	18.67	7.759	595	136,441.79	78.53	73.15	95.31
8.000 - 8.499	170	23,378,841.80	5.16	8.248	574	137,522.60	78.61	75.39	94.74
8.500 - 8.999	32	3,511,279.58	0.77	8.721	564	109,727.49	77.42	80.82	93.50
9.000 >=	16	1,570,138.54	0.35	9.560	558	98,133.66	76.32	79.78	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	83	$11,907,765.12	2.63%	7.729%	514	$143,467.05	73.47%	100.00%	99.15%
520 - 539	165	24,435,394.22	5.39	7.496	530	148,093.30	72.24	100.00	96.09
540 - 559	268	38,634,785.98	8.53	7.365	551	144,159.65	77.20	95.82	98.55
560 - 579	319	47,417,975.39	10.47	7.377	569	148,645.69	78.79	88.75	97.70
580 - 599	260	39,433,082.66	8.70	7.161	589	151,665.70	78.57	88.69	94.56
600 - 619	249	37,318,417.15	8.24	6.999	609	149,873.16	77.40	84.75	94.48
620 - 639	487	77,979,334.95	17.21	6.914	629	160,121.84	78.00	73.57	96.85
640 - 659	358	56,790,619.36	12.53	6.836	649	158,633.01	77.61	70.50	96.47
660 - 679	221	37,178,901.14	8.21	6.749	669	168,230.32	79.31	65.69	97.12
680 - 699	158	29,868,020.23	6.59	6.552	689	189,038.10	78.32	65.49	95.63
700 - 719	102	17,327,733.01	3.82	6.605	709	169,879.74	76.95	55.29	94.97
720 - 739	73	13,932,627.40	3.08	6.494	729	190,857.91	78.04	66.52	91.74
740 - 759	54	9,219,315.46	2.03	6.429	748	170,728.06	76.52	67.85	94.84
760 - 779	28	6,249,606.82	1.38	6.623	765	223,200.24	77.84	59.11	100.00
780 - 799	24	4,556,662.88	1.01	6.579	786	189,860.95	74.46	72.99	88.81
800 +	5	828,088.49	0.18	6.384	807	165,617.70	67.20	91.82	80.09

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 60.00	252	$34,829,795.05	7.69%	6.794%	610	$138,213.47	48.77%	78.02%	93.62%
60.01 - 70.00	234	36,202,503.76	7.99	6.926	604	154,711.55	66.25	77.72	92.39
70.01 - 80.00	1,705	274,352,105.45	60.55	6.970	638	160,910.33	78.92	70.46	97.41
80.01 - 85.00	294	44,594,374.59	9.84	7.108	602	151,681.55	84.15	100.00	89.13
85.01 - 90.00	369	63,099,551.42	13.93	7.155	604	171,001.49	89.20	100.00	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	2,338	$356,321,728.77	78.64%	6.938%	616	$152,404.50	77.99%	100.00%	96.48%
Stated Documentation	516	96,756,601.51	21.36	7.189	658	187,512.79	75.86	0.00	95.47

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	1,882	$287,862,549.75	63.53%	7.031%	604	$152,955.66	76.31%	84.99%	96.07%
Purchase	897	154,625,552.67	34.13	6.919	664	172,380.77	79.83	66.44	96.69
Refinance - Rate/Term	75	10,590,227.86	2.34	7.010	628	141,203.04	77.32	84.34	95.39

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	13	$2,049,387.23	0.45%	6.919%	632	$157,645.17	71.76%	62.76%	0.00%
Primary	2,729	436,155,134.38	96.26	6.984	624	159,822.33	77.67	78.82	100.00
Investment	112	14,873,808.66	3.28	7.237	640	132,801.86	74.34	75.65	0.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Property Type
Property Types	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	2,125	$322,768,376.98	71.24%	7.025%	618	$151,891.00	77.36%	79.82%	96.15%
Planned Unit Development	359	64,137,492.80	14.16	6.950	628	178,655.97	78.61	75.30	97.55
Condominium	208	33,351,959.23	7.36	6.875	647	160,345.96	78.02	74.33	92.14
2-4 Family	133	28,273,582.92	6.24	6.832	666	212,583.33	76.41	76.46	100.00
Townhouse	29	4,546,918.34	1.00	7.118	624	156,790.29	78.87	87.87	93.16

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	410	$87,909,657.70	19.40%	6.700%	634	$214,413.80	74.50%	71.59%	96.36%
Florida	283	43,448,914.42	9.59	7.138	627	153,529.73	77.26	67.27	93.39
Texas	361	39,773,704.92	8.78	7.044	615	110,176.47	77.01	78.54	98.05
Illinois	147	24,226,119.01	5.35	7.072	616	164,803.53	81.04	84.49	95.77
New Jersey	113	23,979,530.16	5.29	6.975	625	212,208.23	76.29	78.33	96.05
Nevada	122	23,066,159.15	5.09	6.870	619	189,066.88	77.24	88.14	95.80
Massachusetts	93	20,852,093.81	4.60	6.893	641	224,216.06	76.03	79.15	98.08
Washington	113	18,971,945.20	4.19	6.800	634	167,893.32	79.62	79.19	98.06
Maryland	106	18,218,339.54	4.02	7.132	616	171,871.13	75.49	86.15	96.06
Virginia	78	13,227,949.55	2.92	7.209	611	169,589.10	79.03	79.78	99.10
Other	1,028	139,403,916.81	30.77	7.127	622	135,606.92	79.42	82.90	96.03

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Number of States Represented: 47

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89110	12	$2,135,715.73	0.47%	6.812%	640	$177,976.31	81.10%	89.79%	100.00%
92243	9	1,757,876.71	0.39	6.658	645	195,319.63	78.46	58.55	100.00
92231	8	1,428,014.79	0.32	6.788	621	178,501.85	82.09	100.00	87.68
89123	6	1,379,838.54	0.30	7.072	620	229,973.09	76.11	44.61	100.00
89031	7	1,354,965.25	0.30	6.695	627	193,566.46	78.62	100.00	100.00
89131	5	1,296,937.55	0.29	6.834	611	259,387.51	64.38	72.60	74.48
89506	6	1,277,092.73	0.28	6.974	591	212,848.79	78.65	100.00	100.00
95624	5	1,247,088.57	0.28	6.758	589	249,417.71	77.74	73.42	100.00
22193	5	1,222,958.13	0.27	7.412	549	244,591.63	75.64	83.52	100.00
90280	4	1,219,801.25	0.27	6.689	622	304,950.31	81.68	81.59	100.00
Other	2,787	438,758,041.01	96.84	6.996	625	157,430.23	77.53	78.59	96.26

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	64	$5,593,694.06	1.23%	6.821%	625	$87,401.47	65.24%	85.93%	98.84%
181 - 240	42	4,308,011.56	0.95	7.090	623	102,571.70	79.39	87.20	100.00
241 - 360	2,748	443,176,624.65	97.81	6.993	625	161,272.43	77.68	78.47	96.20

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	1,715	$277,912,523.68	61.34%	7.072%	614	$162,048.12	78.32%	77.12%	95.53%
ARM - 3 Year/6 Month	200	27,255,428.57	6.02	7.207	619	136,277.14	78.08	80.73	94.09
ARM - 5 Year/6 Month	21	3,262,004.17	0.72	6.685	626	155,333.53	70.55	79.40	100.00
ARM - 6 Month	2	196,153.25	0.04	6.151	630	98,076.63	79.04	100.00	47.67
Balloon - 15/30	1	212,000.00	0.05	7.990	523	212,000.00	59.22	100.00	100.00
Fixed - 10 Year	5	313,711.86	0.07	7.119	636	62,742.37	66.46	59.11	100.00
Fixed - 15 Year	58	5,067,982.20	1.12	6.754	629	87,379.00	65.41	87.00	98.72
Fixed - 20 Year	42	4,308,011.56	0.95	7.090	623	102,571.70	79.39	87.20	100.00
Fixed - 25 Year	4	360,450.02	0.08	6.688	637	90,112.51	73.36	100.00	100.00
Fixed - 30 Year	555	77,959,507.82	17.21	6.922	630	140,467.58	74.07	88.90	96.68
Interest Only - ARM 2 Year/6 Month	224	51,508,230.77	11.37	6.624	675	229,947.46	79.96	68.09	99.74
Interest Only - ARM 3 Year/6 Month	13	2,374,208.92	0.52	6.689	685	182,631.46	81.34	65.66	100.00
Interest Only - Fixed - 30 Year	14	2,348,117.45	0.52	6.478	689	167,722.68	72.75	100.00	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Initial Rate Adjustment Cap
Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	679	$90,569,780.91	19.99%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%
1.000	13	2,166,925.23	0.48	6.962	616	166,686.56	76.87	87.57	95.26
1.500	2,162	360,341,624.13	79.53	7.013	623	166,670.50	78.50	76.00	96.07

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	679	$90,569,780.91	19.99%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%
1.000	13	2,166,925.23	0.48	6.962	616	166,686.56	76.87	87.57	95.26
1.500	2,162	360,341,624.13	79.53	7.013	623	166,670.50	78.50	76.00	96.07

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	679	$90,569,780.91	19.99%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%
1 - 12	2	196,153.25	0.04	6.151	630	98,076.63	79.04	100.00	47.67
13 - 24	1,939	329,420,754.45	72.71	7.002	623	169,892.09	78.58	75.71	96.19
25 - 36	213	29,629,637.49	6.54	7.165	625	139,106.28	78.34	79.53	94.57
49 - 60	21	3,262,004.17	0.72	6.685	626	155,333.53	70.55	79.40	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	679	$90,569,780.91	19.99%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%
<= 11.999	1	93,500.00	0.02	5.999	648	93,500.00	83.48	100.00	100.00
12.000 - 12.499	18	3,600,165.41	0.79	5.371	680	200,009.19	77.04	100.00	97.15
12.500 - 12.999	156	29,137,723.33	6.43	5.898	664	186,780.28	75.77	92.64	98.59
13.000 - 13.499	265	49,078,388.80	10.83	6.297	650	185,201.47	78.15	87.25	97.78
13.500 - 13.999	692	123,363,042.61	27.23	6.809	631	178,270.29	78.39	73.47	95.69
14.000 - 14.499	395	64,685,662.94	14.28	7.282	615	163,761.17	79.33	70.47	95.26
14.500 - 14.999	495	70,838,026.31	15.63	7.761	595	143,107.12	79.13	70.66	95.27
15.000 - 15.499	136	19,903,677.54	4.39	8.251	575	146,350.57	79.23	72.55	96.01
15.500 - 15.999	12	1,292,895.11	0.29	8.696	557	107,741.26	78.02	87.51	89.31
16.000 >=	5	515,467.30	0.11	9.525	546	103,093.46	75.12	74.39	100.00

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Distribution by Gross Margin
Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed Rate	679	$90,569,780.91	19.99%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%
<= 4.999	405	74,578,681.21	16.46	6.142	656	184,144.89	77.82	90.35	97.70
5.000 - 5.499	606	109,621,284.96	24.19	6.788	630	180,893.21	78.33	76.82	96.24
5.500 - 5.999	445	74,446,761.30	16.43	7.107	620	167,296.09	78.71	67.51	95.35
6.000 - 6.499	463	67,781,908.24	14.96	7.659	599	146,397.21	78.98	72.78	95.11
6.500 - 6.999	206	29,844,625.02	6.59	8.009	588	144,876.82	79.16	66.91	95.72
7.000 >=	50	6,235,288.64	1.38	8.432	575	124,705.77	78.01	73.53	93.96

Total:	2,854	$453,078,330.27	100.00%	6.992%	625	$158,752.04	77.54%	78.64%	96.26%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Adjustable Rate (1)

Scheduled Principal Balance:	$362,508,549.36
Number of Mortgage Loans:	2,175
Average Scheduled Principal Balance:	$166,670.60
Weighted Average Gross Coupon:	7.012%
Weighted Average Net Coupon: (2)	6.510%
Weighted Average FICO Score:	623
Weighted Average Original LTV Ratio:	78.49%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll:	24
Weighted Average Gross Margin:	5.597%
Weighted Average Initial Rate Cap:	1.497%
Weighted Average Periodic Rate Cap:	1.497%
Weighted Average Gross Maximum Lifetime Rate:	14.012%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	2	$99,855.29	0.03%	7.340%	596	$49,927.65	50.11%	100.00%	100.00%
50,001 - 75,000	166	10,834,449.50	2.99	7.512	612	65,267.77	76.17	86.67	92.14
75,001 - 100,000	282	25,085,769.09	6.92	7.258	602	88,956.63	77.79	87.61	93.74
100,001 - 125,000	326	36,659,455.91	10.11	7.153	611	112,452.32	77.86	83.21	94.55
125,001 - 150,000	300	41,314,545.00	11.40	7.113	615	137,715.15	77.68	82.74	94.55
150,001 - 200,000	463	80,974,454.05	22.34	6.978	623	174,890.83	78.06	80.25	94.96
200,001 - 250,000	295	65,893,045.07	18.18	6.969	624	223,366.25	78.86	72.57	98.31
250,001 - 300,000	209	57,273,483.12	15.80	6.900	633	274,035.80	79.34	65.48	97.56
300,001 - 350,000	102	33,114,143.86	9.13	6.776	638	324,648.47	79.98	71.46	96.98
350,001 - 400,000	26	9,469,191.90	2.61	6.923	658	364,199.69	80.38	49.61	100.00
400,001 >=	4	1,790,156.57	0.49	6.893	700	447,539.14	76.22	51.52	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Adjustable Rate

Distribution by Current Mortgage Rate

Current Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.499	17	$3,497,512.16	0.96%	5.345%	681	$205,736.01	77.10%	100.00%	100.00%
5.500 - 5.999	157	29,231,223.33	8.06	5.898	664	186,186.14	75.80	92.67	98.59
6.000 - 6.499	266	49,181,042.05	13.57	6.297	650	184,891.14	78.14	87.28	97.58
6.500 - 6.999	692	123,363,042.61	34.03	6.809	631	178,270.29	78.39	73.47	95.69
7.000 - 7.499	395	64,685,662.94	17.84	7.282	615	163,761.17	79.33	70.47	95.26
7.500 - 7.999	495	70,838,026.31	19.54	7.761	595	143,107.12	79.13	70.66	95.27
8.000 - 8.499	136	19,903,677.54	5.49	8.251	575	146,350.57	79.23	72.55	96.01
8.500 - 8.999	12	1,292,895.11	0.36	8.696	557	107,741.26	78.02	87.51	89.31
9.000 >=	5	515,467.30	0.14	9.525	546	103,093.46	75.12	74.39	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	74	$11,049,240.61	3.05%	7.707%	514	$149,314.06	74.03%	100.00%	100.00%
520 - 539	131	20,002,038.54	5.52	7.438	529	152,687.32	72.54	100.00	95.23
540 - 559	211	31,544,386.10	8.70	7.322	551	149,499.46	78.02	95.18	98.22
560 - 579	250	38,980,571.68	10.75	7.355	569	155,922.29	79.86	88.47	97.43
580 - 599	192	31,454,359.96	8.68	7.164	589	163,824.79	80.16	87.13	94.83
600 - 619	176	28,200,085.68	7.78	6.974	609	160,227.76	78.00	83.09	92.93
620 - 639	375	62,758,163.85	17.31	6.960	629	167,355.10	79.01	70.81	96.58
640 - 659	277	45,275,901.98	12.49	6.859	649	163,450.91	78.08	66.82	96.58
660 - 679	167	29,486,313.60	8.13	6.796	669	176,564.75	80.25	60.51	96.93
680 - 699	114	23,535,941.79	6.49	6.590	688	206,455.63	79.82	60.89	94.75
700 - 719	77	13,701,055.72	3.78	6.681	709	177,935.79	78.18	45.46	95.81
720 - 739	53	10,527,816.14	2.90	6.509	730	198,638.04	79.16	62.84	93.60
740 - 759	39	7,082,190.73	1.95	6.548	747	181,594.63	77.33	58.15	94.69
760 - 779	21	5,079,070.14	1.40	6.658	764	241,860.48	79.15	55.78	100.00
780 - 799	14	3,085,851.25	0.85	6.646	787	220,417.95	78.16	64.98	83.48
800 +	4	745,561.60	0.21	6.454	808	186,390.40	73.18	90.91	77.89

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Adjustable Rate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<=60.00	136	$20,225,629.35	5.58%	6.843%	596	$148,717.86	48.85%	72.72%	91.23%
60.01 - 70.00	159	25,953,170.62	7.16	6.937	599	163,227.49	66.32	75.53	91.02
70.01 - 80.00	1,339	226,297,136.69	62.43	6.986	638	169,004.58	79.07	66.90	97.35
80.01 - 85.00	233	36,121,345.89	9.96	7.114	597	155,027.24	84.16	100.00	88.44
85.01 - 90.00	308	53,911,266.81	14.87	7.156	601	175,036.58	89.23	100.00	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	1,727	$275,740,986.75	76.06%	6.956%	612	$159,664.73	79.11%	100.00%	96.29%
Stated Documentation	448	86,767,562.62	23.94	7.192	658	193,677.60	76.50	0.00	95.34

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	1,297	$211,623,794.41	58.38%	7.069%	597	$163,164.07	77.51%	83.57%	95.65%
Purchase	830	143,688,801.98	39.64	6.926	663	173,119.04	79.90	64.83	96.56
Refinance - Rate/Term	48	7,195,952.97	1.99	7.074	619	149,915.69	79.06	79.80	98.35

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Adjustable Rate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	12	$1,959,438.48	0.54%	6.833%	634	$163,286.54	72.30%	61.06%	0.00%
Primary	2,073	348,238,367.12	96.06	7.005	623	167,987.63	78.67	76.24	100.00
Investment	90	12,310,743.76	3.40	7.237	637	136,786.04	74.26	73.39	0.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	1,569	$251,773,162.88	69.45%	7.042%	616	$160,467.28	78.43%	77.26%	96.05%
Planned Unit Development	292	53,812,707.07	14.84	6.977	629	184,290.09	78.65	72.19	97.08
Condominium	182	29,465,746.21	8.13	6.920	645	161,899.70	79.09	72.80	91.73
2-4 Family	108	23,570,172.56	6.50	6.874	662	218,242.34	77.79	74.65	100.00
Townhouse	24	3,886,760.64	1.07	7.123	625	161,948.36	79.46	85.80	92.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	344	$76,146,164.42	21.01%	6.729%	632	$221,355.13	75.99%	69.12%	96.68%
Florida	230	35,652,816.06	9.84	7.178	628	155,012.24	78.33	62.87	92.54
Illinois	131	21,876,220.06	6.03	7.063	616	166,994.05	82.02	82.82	96.16
Nevada	112	21,255,229.79	5.86	6.872	618	189,778.84	77.24	87.13	95.44
New Jersey	90	19,488,600.43	5.38	7.022	622	216,540.00	77.52	77.12	95.14
Texas	148	17,977,909.70	4.96	7.081	610	121,472.36	77.64	70.99	98.17
Massachusetts	71	16,294,339.75	4.49	6.941	642	229,497.74	77.43	77.60	98.16
Washington	92	15,564,926.35	4.29	6.832	633	169,183.98	79.56	75.11	97.63
Maryland	73	13,232,028.51	3.65	7.127	612	181,260.66	77.13	87.22	97.32
Virginia	72	12,518,835.11	3.45	7.224	608	173,872.71	79.38	79.68	99.05
Other	812	112,501,479.17	31.03	7.154	620	138,548.62	80.15	80.36	95.68

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Number of States Represented: 47

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans – Adjustable Rate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89110	12	$2,135,715.73	0.59%	6.812%	640	$177,976.31	81.10%	89.79%	100.00%
92243	7	1,390,271.42	0.38	6.757	641	198,610.20	79.74	47.59	100.00
89131	5	1,296,937.55	0.36	6.834	611	259,387.51	64.38	72.60	74.48
89506	6	1,277,092.73	0.35	6.974	591	212,848.79	78.65	100.00	100.00
95624	5	1,247,088.57	0.34	6.758	589	249,417.71	77.74	73.42	100.00
92231	7	1,233,939.77	0.34	6.873	606	176,277.11	82.42	100.00	85.74
22193	5	1,222,958.13	0.34	7.412	549	244,591.63	75.64	83.52	100.00
89123	5	1,220,088.94	0.34	7.048	623	244,017.79	75.60	37.35	100.00
90280	4	1,219,801.25	0.34	6.689	622	304,950.31	81.68	81.59	100.00
89031	6	1,142,965.25	0.32	6.640	625	190,494.21	78.59	100.00	100.00
Other	2,113	349,121,690.02	96.31	7.018	624	165,225.60	78.52	75.96	96.06

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	1,715	$277,912,523.68	76.66%	7.072%	614	$162,048.12	78.32%	77.12%	95.53%
ARM - 3 Year/6 Month	200	27,255,428.57	7.52	7.207	619	136,277.14	78.08	80.73	94.09
ARM - 5 Year/6 Month	21	3,262,004.17	0.90	6.685	626	155,333.53	70.55	79.40	100.00
ARM - 6 Month	2	196,153.25	0.05	6.151	630	98,076.63	79.04	100.00	47.67
Interest Only - ARM 2 Year/6 Month	224	51,508,230.77	14.21	6.624	675	229,947.46	79.96	68.09	99.74
Interest Only - ARM 3 Year/6 Month	13	2,374,208.92	0.65	6.689	685	182,631.46	81.34	65.66	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans – Adjustable Rate

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	13	$2,166,925.23	0.60%	6.962%	616	$166,686.56	76.87%	87.57%	95.26%
1.500	2,162	360,341,624.13	99.40	7.013	623	166,670.50	78.50	76.00	96.07

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	13	$2,166,925.23	0.60%	6.962%	616	$166,686.56	76.87%	87.57%	95.26%
1.500	2,162	360,341,624.13	99.40	7.013	623	166,670.50	78.50	76.00	96.07

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Months to Rate Reset
Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	2	$196,153.25	0.05%	6.151%	630	$98,076.63	79.04%	100.00%	47.67%
13 - 24	1,939	329,420,754.45	90.87	7.002	623	169,892.09	78.58	75.71	96.19
25 - 36	213	29,629,637.49	8.17	7.165	625	139,106.28	78.34	79.53	94.57
49 - 60	21	3,262,004.17	0.90	6.685	626	155,333.53	70.55	79.40	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 11.999	1	$93,500.00	0.03%	5.999%	648	$93,500.00	83.48%	100.00%	100.00%
12.000 - 12.499	18	3,600,165.41	0.99	5.371	680	200,009.19	77.04	100.00	97.15
12.500 - 12.999	156	29,137,723.33	8.04	5.898	664	186,780.28	75.77	92.64	98.59
13.000 - 13.499	265	49,078,388.80	13.54	6.297	650	185,201.47	78.15	87.25	97.78
13.500 - 13.999	692	123,363,042.61	34.03	6.809	631	178,270.29	78.39	73.47	95.69
14.000 - 14.499	395	64,685,662.94	17.84	7.282	615	163,761.17	79.33	70.47	95.26
14.500 - 14.999	495	70,838,026.31	19.54	7.761	595	143,107.12	79.13	70.66	95.27
15.000 - 15.499	136	19,903,677.54	5.49	8.251	575	146,350.57	79.23	72.55	96.01
15.500 - 15.999	12	1,292,895.11	0.36	8.696	557	107,741.26	78.02	87.51	89.31
16.000 >=	5	515,467.30	0.14	9.525	546	103,093.46	75.12	74.39	100.00

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans – Adjustable Rate

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	405	$74,578,681.21	20.57%	6.142%	656	$184,144.89	77.82%	90.35%	97.70%
5.000 - 5.499	606	109,621,284.96	30.24	6.788	630	180,893.21	78.33	76.82	96.24
5.500 - 5.999	445	74,446,761.30	20.54	7.107	620	167,296.09	78.71	67.51	95.35
6.000 - 6.499	463	67,781,908.24	18.70	7.659	599	146,397.21	78.98	72.78	95.11
6.500 - 6.999	206	29,844,625.02	8.23	8.009	588	144,876.82	79.16	66.91	95.72
7.000 >=	50	6,235,288.64	1.72	8.432	575	124,705.77	78.01	73.53	93.96

Total:	2,175	$362,508,549.36	100.00%	7.012%	623	$166,670.60	78.49%	76.06%	96.06%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Fixed Rate (1)

Scheduled Principal Balance:	$90,569,780.91
Number of Mortgage Loans:	679
Average Scheduled Principal Balance:	$133,387.01
Weighted Average Gross Coupon:	6.911%
Weighted Average Net Coupon: (2)	6.409%
Weighted Average FICO Score:	631
Weighted Average Original LTV Ratio:	73.74%
Weighted Average Stated Remaining Term (months):	341
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	13	$648,701.10	0.72%	7.290%	596	$49,900.08	55.99%	92.29%	100.00%
50,001 - 75,000	117	7,406,912.71	8.18	7.490	620	63,306.95	74.58	94.07	94.19
75,001 - 100,000	134	11,766,074.69	12.99	7.102	619	87,806.53	69.21	90.72	97.07
100,001 - 125,000	109	12,351,152.38	13.64	7.027	623	113,313.32	74.77	90.63	97.41
125,001 - 150,000	91	12,454,475.87	13.75	6.911	628	136,862.37	73.70	85.62	96.60
150,001 - 200,000	111	19,146,788.43	21.14	6.843	627	172,493.59	73.87	89.71	96.30
200,001 - 250,000	55	12,097,786.42	13.36	6.784	638	219,959.75	75.13	85.77	96.48
250,001 - 300,000	28	7,604,650.77	8.40	6.474	652	271,594.67	73.65	89.22	100.00
300,001 - 350,000	16	5,200,576.54	5.74	6.760	655	325,036.03	75.43	81.76	100.00
350,001 - 400,000	3	1,073,596.40	1.19	6.531	623	357,865.47	86.34	100.00	100.00
400,001 >=	2	819,065.60	0.90	5.868	710	409,532.80	80.00	100.00	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Fixed Rate

Distribution by Current Mortgage Rate

Current Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.499	2	$599,557.19	0.66%	5.410%	645	$299,778.59	77.28%	100.00%	100.00%
5.500 - 5.999	95	14,518,763.90	16.03	5.895	677	152,829.09	68.45	93.98	99.04
6.000 - 6.499	98	14,936,115.74	16.49	6.290	660	152,409.34	74.60	95.54	98.53
6.500 - 6.999	191	26,997,622.59	29.81	6.791	632	141,348.81	73.68	86.67	97.90
7.000 - 7.499	103	13,013,619.27	14.37	7.312	613	126,345.82	75.58	85.15	95.51
7.500 - 7.999	125	13,755,882.26	15.19	7.750	595	110,047.06	75.48	85.96	95.52
8.000 - 8.499	34	3,475,164.26	3.84	8.227	566	102,210.71	75.07	91.67	87.47
8.500 - 8.999	20	2,218,384.47	2.45	8.736	568	110,919.22	77.07	76.92	95.95
9.000 >=	11	1,054,671.24	1.16	9.578	563	95,879.20	76.91	82.42	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	9	$858,524.51	0.95%	8.008%	515	$95,391.61	66.26%	100.00%	88.19%
520 - 539	34	4,433,355.68	4.89	7.757	531	130,392.81	70.86	100.00	100.00
540 - 559	57	7,090,399.88	7.83	7.556	552	124,392.98	73.56	98.66	100.00
560 - 579	69	8,437,403.72	9.32	7.477	570	122,281.21	73.85	90.04	98.93
580 - 599	68	7,978,722.70	8.81	7.149	589	117,334.16	72.32	94.85	93.46
600 - 619	73	9,118,331.47	10.07	7.075	610	124,908.65	75.55	89.85	99.29
620 - 639	112	15,221,171.10	16.81	6.726	630	135,903.31	73.86	84.96	97.97
640 - 659	81	11,514,717.39	12.71	6.747	649	142,157.00	75.76	84.98	96.03
660 - 679	54	7,692,587.54	8.49	6.566	670	142,455.32	75.69	85.56	97.85
680 - 699	44	6,332,078.44	6.99	6.413	690	143,910.87	72.72	82.61	98.91
700 - 719	25	3,626,677.29	4.00	6.314	707	145,067.09	72.28	92.41	91.77
720 - 739	20	3,404,811.26	3.76	6.448	727	170,240.56	74.56	77.90	85.99
740 - 759	15	2,137,124.73	2.36	6.034	751	142,474.98	73.82	100.00	95.33
760 - 779	7	1,170,536.68	1.29	6.472	768	167,219.53	72.17	73.56	100.00
780 - 799	10	1,470,811.64	1.62	6.439	785	147,081.16	66.69	89.79	100.00
800 +	1	82,526.89	0.09	5.750	800	82,526.89	13.23	100.00	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Fixed Rate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 60.00	116	$14,604,165.70	16.12%	6.728%	629	$125,897.98	48.66%	85.37%	96.92%
60.01 - 70.00	75	10,249,333.13	11.32	6.900	615	136,657.78	66.08	83.24	95.85
70.01 - 80.00	366	48,054,968.77	53.06	6.893	637	131,297.73	78.24	87.23	97.70
80.01 - 85.00	61	8,473,028.70	9.36	7.084	626	138,902.11	84.12	100.00	92.04
85.01 - 90.00	61	9,188,284.61	10.14	7.149	621	150,627.62	88.99	100.00	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	611	$80,580,742.02	88.97%	6.879%	628	$131,883.37	74.16%	100.00%	97.14%
Stated Documentation	68	9,989,038.89	11.03	7.169	652	146,897.63	70.31	0.00	96.54

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	585	$76,238,755.33	84.18%	6.924%	623	$130,322.66	72.99%	88.95%	97.25%
Purchase	67	10,936,750.69	12.08	6.833	677	163,235.08	78.96	87.56	98.31
Refinance - Rate/Term	27	3,394,274.88	3.75	6.873	646	125,713.88	73.63	93.97	89.12

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group I Mortgage Loans – Fixed Rate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	1	$89,948.75	0.10%	8.800%	578	$89,948.75	60.00%	100.00%	0.00%
Primary	656	87,916,767.26	97.07	6.900	630	134,019.46	73.72	89.03	100.00
Investment	22	2,563,064.90	2.83	7.235	654	116,502.95	74.71	86.51	0.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	556	$70,995,214.09	78.39%	6.964%	626	$127,689.23	73.54%	88.89%	96.52%
Planned Unit Development	67	10,324,785.73	11.40	6.807	624	154,101.28	78.40	91.54	100.00
Condominium	26	3,886,213.03	4.29	6.541	664	149,469.73	69.87	85.92	95.24
2-4 Family	25	4,703,410.36	5.19	6.621	684	188,136.41	69.46	85.56	100.00
Townhouse	5	660,157.70	0.73	7.088	618	132,031.54	75.39	100.00	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Texas	213	$21,795,795.22	24.07%	7.014%	620	$102,327.68	76.49%	84.76%	97.95%
California	66	11,763,493.28	12.99	6.514	647	178,234.75	64.80	87.57	94.30
Florida	53	7,796,098.35	8.61	6.956	622	147,096.20	72.35	87.36	97.31
Maryland	33	4,986,311.03	5.51	7.145	627	151,100.33	71.16	83.32	92.71
Massachusetts	22	4,557,754.06	5.03	6.720	638	207,170.64	71.02	84.68	97.78
New Jersey	23	4,490,929.73	4.96	6.772	638	195,257.81	70.96	83.58	100.00
Washington	21	3,407,018.85	3.76	6.651	643	162,238.99	79.89	97.81	100.00
Pennsylvania	22	2,948,975.56	3.26	7.025	630	134,044.34	72.59	100.00	100.00
Rhode Island	11	2,367,359.32	2.61	6.740	623	215,214.48	72.92	74.83	100.00
Illinois	16	2,349,898.95	2.59	7.160	621	146,868.68	71.92	100.00	92.18
Other	199	24,106,146.55	26.62	7.026	633	121,136.41	77.15	94.68	97.20

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Number of States Represented: 42

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group I Mortgage Loans – Fixed Rate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
07601	2	$590,112.28	0.65%	6.455%	660	$295,056.14	78.43%	100.00%	100.00%
90604	2	552,283.78	0.61	6.542	690	276,141.89	75.53	52.10	100.00
21234	4	496,060.28	0.55	6.880	629	124,015.07	73.91	81.51	100.00
18974	2	435,110.77	0.48	6.423	698	217,555.39	75.48	100.00	100.00
02907	3	431,105.27	0.48	6.718	622	143,701.76	66.31	65.21	100.00
20744	2	422,840.59	0.47	7.721	604	211,420.30	83.02	60.31	100.00
96732	1	415,065.60	0.46	5.375	638	415,065.60	80.00	100.00	100.00
01702	1	404,000.00	0.45	6.375	783	404,000.00	80.00	100.00	100.00
33024	2	369,352.63	0.41	7.349	553	184,676.32	71.49	100.00	100.00
92243	2	367,605.29	0.41	6.284	657	183,802.65	73.64	100.00	100.00
Other	658	86,086,244.42	95.05	6.927	629	130,830.16	73.63	89.18	96.92

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	64	$5,593,694.06	6.18%	6.821%	625	$87,401.47	65.24%	85.93%	98.84%
181 - 240	42	4,308,011.56	4.76	7.090	623	102,571.70	79.39	87.20	100.00
241 - 360	573	80,668,075.29	89.07	6.908	632	140,781.98	74.03	89.28	96.79

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Balloon - 15/30	1	$212,000.00	0.23%	7.990%	523	$212,000.00	59.22%	100.00%	100.00%
Fixed - 10 Year	5	313,711.86	0.35	7.119	636	62,742.37	66.46	59.11	100.00
Fixed - 15 Year	58	5,067,982.20	5.60	6.754	629	87,379.00	65.41	87.00	98.72
Fixed - 20 Year	42	4,308,011.56	4.76	7.090	623	102,571.70	79.39	87.20	100.00
Fixed - 25 Year	4	360,450.02	0.40	6.688	637	90,112.51	73.36	100.00	100.00
Fixed - 30 Year	555	77,959,507.82	86.08	6.922	630	140,467.58	74.07	88.90	96.68
Interest Only - Fixed - 30 Year	14	2,348,117.45	2.59	6.478	689	167,722.68	72.75	100.00	100.00

Total:	679	$90,569,780.91	100.00%	6.911%	631	$133,387.01	73.74%	88.97%	97.07%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group II Mortgage Loans (1)

Scheduled Principal Balance:	$454,894,171.47
Number of Mortgage Loans:	2,569
Average Scheduled Principal Balance:	$177,070.50
Weighted Average Gross Coupon:	6.996%
Weighted Average Net Coupon: (2)	6.494
Weighted Average FICO Score:	626
Weighted Average Original LTV Ratio:	77.41%
Weighted Average Stated Remaining Term (months):	353
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	24
Weighted Average Gross Margin: (3)	5.781%
Weighted Average Initial Rate Cap: (3)	1.496%
Weighted Average Periodic Rate Cap: (3)	1.496%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.193%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Calculated based on the aggregate scheduled principal balance of the Group II adjustable rate mortgage loans.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	23	$1,145,547.20	0.25%	7.606%	610	$49,806.40	68.62%	95.64%	78.24%
50,001 - 75,000	296	19,247,091.28	4.23	7.532	610	65,023.96	74.86	91.84	93.84
75,001 - 100,000	426	37,336,601.12	8.21	7.325	610	87,644.60	75.28	91.26	95.23
100,001 - 125,000	402	45,244,869.95	9.95	7.075	616	112,549.43	77.10	90.60	95.56
125,001 - 150,000	322	44,267,146.41	9.73	7.130	615	137,475.61	77.53	86.44	93.80
150,001 - 200,000	380	65,658,849.69	14.43	6.999	617	172,786.45	76.44	89.50	96.07
200,001 - 250,000	209	46,675,261.17	10.26	6.875	630	223,326.61	77.61	85.26	96.20
250,001 - 300,000	123	33,540,741.79	7.37	6.790	629	272,688.96	76.91	78.88	98.45
300,001 - 350,000	82	26,366,897.67	5.80	6.797	626	321,547.53	79.60	85.08	98.79
350,001 - 400,000	119	44,940,087.83	9.88	6.981	633	377,647.80	78.87	62.02	97.42
400,001 >=	187	90,471,077.37	19.89	6.835	650	483,802.55	78.48	66.46	95.77

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Current Mortgage Rate

Current Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	3	$590,281.00	0.13%	4.977%	762	$196,760.33	54.05%	100.00%	100.00%
5.000 - 5.499	35	7,903,282.26	1.74	5.349	685	225,808.06	70.23	100.00	93.02
5.500 - 5.999	332	66,588,974.90	14.64	5.849	679	200,569.20	73.49	91.49	98.95
6.000 - 6.499	358	72,627,816.60	15.97	6.294	646	202,871.00	76.90	87.90	97.36
6.500 - 6.999	646	122,195,265.65	26.86	6.809	631	189,156.76	77.92	76.90	95.52
7.000 - 7.499	352	58,124,167.04	12.78	7.291	609	165,125.47	79.31	75.32	94.97
7.500 - 7.999	458	72,290,400.54	15.89	7.749	595	157,839.30	78.90	74.26	95.90
8.000 - 8.499	124	18,333,135.79	4.03	8.257	592	147,847.87	80.02	72.03	91.58
8.500 - 8.999	206	28,821,717.88	6.34	8.766	573	139,911.25	79.07	78.13	93.33
9.000 >=	55	7,419,129.81	1.63	9.514	552	134,893.27	76.58	96.12	98.05

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	68	$10,311,726.36	2.27%	8.175%	514	$151,643.03	71.66%	100.00%	100.00%
520 - 539	166	25,860,401.24	5.68	7.825	529	155,785.55	73.52	100.00	98.49
540 - 559	228	34,959,404.37	7.69	7.676	552	153,330.72	77.82	91.64	96.93
560 - 579	303	46,787,550.94	10.29	7.511	570	154,414.36	79.75	91.01	97.77
580 - 599	263	40,087,539.31	8.81	7.227	589	152,424.10	78.33	91.92	94.26
600 - 619	233	38,736,594.62	8.52	7.104	609	166,251.48	78.95	90.10	97.16
620 - 639	383	66,947,887.57	14.72	6.843	629	174,798.66	78.11	79.97	95.78
640 - 659	313	65,921,535.15	14.49	6.758	649	210,611.93	78.12	70.40	96.42
660 - 679	235	45,513,719.98	10.01	6.616	669	193,675.40	77.35	61.26	94.79
680 - 699	120	25,793,774.76	5.67	6.420	688	214,948.12	76.92	72.40	94.68
700 - 719	99	20,636,836.18	4.54	6.354	708	208,452.89	75.89	63.92	98.15
720 - 739	49	10,273,532.30	2.26	6.283	729	209,663.92	76.78	61.25	89.78
740 - 759	55	10,908,900.67	2.40	6.258	748	198,343.65	74.64	83.14	97.25
760 - 779	34	7,204,710.17	1.58	6.476	768	211,903.24	71.75	73.78	89.51
780 - 799	16	4,207,082.77	0.92	6.099	788	262,942.67	73.63	96.62	90.03
800 +	4	742,975.08	0.16	6.000	809	185,743.77	61.48	76.76	44.66

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	255	$34,234,514.49	7.53%	6.516%	632	$134,253.00	49.39%	83.01%	93.69%
60.001 - 70.000	247	41,694,955.00	9.17	6.974	613	168,805.49	66.39	81.71	94.70
70.001 - 80.000	1,281	252,508,380.59	55.51	6.995	634	197,118.17	78.33	70.77	95.70
80.001 - 85.000	329	53,569,581.22	11.78	7.059	618	162,825.47	83.73	99.82	94.57
85.001 - 90.000	457	72,886,740.17	16.02	7.190	610	159,489.58	89.06	100.00	100.00

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	2,208	$367,544,094.86	80.80%	6.940%	619	$166,460.19	77.84%	100.00%	96.41%
Stated Documentation	361	87,350,076.60	19.20	7.232	656	241,966.97	75.62	0.00	94.34

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	1,902	$319,765,753.36	70.29%	6.985%	616	$168,120.80	76.83%	86.98%	95.38%
Purchase	551	118,948,832.05	26.15	7.022	654	215,878.10	79.31	63.06	97.69
Refinance - Rate/Term	116	16,179,586.06	3.56	7.009	624	139,479.19	75.09	89.07	96.16

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Occupancy Status

Occupancy Status of the Loans	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	11	$3,265,384.96	0.72%	6.762%	677	$296,853.18	73.60%	76.84%	0.00%
Primary	2,451	436,748,451.18	96.01	6.986	626	178,191.94	77.56	81.13	100.00
Investment	107	14,880,335.33	3.27	7.338	641	139,068.55	73.84	71.83	0.00

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Property Type
Property Types of the Loans	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	2,047	$343,115,106.22	75.43%	7.021%	624	$167,618.52	77.47%	80.44%	96.28%
Planned Unit Development	274	63,776,934.64	14.02	6.867	633	232,762.54	77.22	84.08	97.47
Condominium	136	25,374,019.82	5.58	6.982	637	186,573.68	77.88	82.65	87.29
2-4 Family	82	18,151,085.59	3.99	7.018	640	221,354.70	76.67	69.30	100.00
Townhouse	25	3,672,208.06	0.81	6.999	618	146,888.32	75.14	96.95	85.02
Modular Homes	5	804,817.14	0.18	6.660	608	160,963.43	80.99	100.00	100.00

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	534	$136,687,205.30	30.05%	6.727%	637	$255,968.55	74.22%	72.24%	95.92%
Florida	337	47,087,422.98	10.35	7.003	623	139,725.29	76.79	83.51	95.33
Ohio	174	21,164,469.16	4.65	7.158	608	121,634.88	81.88	85.66	97.95
Texas	170	19,367,990.85	4.26	7.330	613	113,929.36	78.86	79.39	96.58
Virginia	101	19,265,216.35	4.24	7.121	620	190,744.72	78.59	77.53	94.28
Maryland	74	19,057,203.89	4.19	7.442	612	257,529.78	76.61	78.08	99.17
Washington	86	16,169,088.49	3.55	6.645	638	188,012.66	79.28	89.22	94.67
Nevada	83	15,892,343.16	3.49	6.642	628	191,474.01	75.60	95.75	95.84
Pennsylvania	101	15,169,217.39	3.33	7.066	631	150,190.27	80.31	87.74	97.93
Connecticut	76	14,684,494.84	3.23	6.853	630	193,217.04	77.49	92.16	97.31
Other	833	130,349,519.08	28.65	7.210	623	156,482.02	79.63	84.14	95.57

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Number of States Represented: 48

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91913	3	$1,541,600.00	0.34%	6.207%	692	$513,866.67	79.85%	67.57%	100.00%
92154	4	1,539,773.99	0.34	6.578	621	384,943.50	76.16	67.53	100.00
94080	2	1,350,000.00	0.30	6.014	676	675,000.00	79.42	100.00	100.00
92562	3	1,335,537.71	0.29	7.489	646	445,179.24	79.53	36.14	100.00
91340	5	1,315,286.78	0.29	6.496	681	263,057.36	74.67	24.05	100.00
91710	4	1,272,383.53	0.28	6.561	631	318,095.88	78.85	100.00	100.00
20721	4	1,260,537.90	0.28	6.967	591	315,134.47	76.88	100.00	100.00
89131	4	1,242,359.55	0.27	6.383	623	310,589.89	79.33	100.00	100.00
95687	4	1,233,339.84	0.27	7.480	634	308,334.96	78.53	73.28	100.00
89015	5	1,150,825.71	0.25	6.950	621	230,165.14	85.14	100.00	100.00
Other	2,531	441,652,526.45	97.09	7.005	626	174,497.24	77.37	80.94	95.89

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	93	$9,861,797.97	2.17%	6.801%	628	$106,040.84	72.09%	85.87%	93.40%
181 - 240	65	7,298,779.08	1.60	6.514	644	112,288.91	70.50	91.00	100.00
241 - 360	2,411	437,733,594.42	96.23	7.008	626	181,556.86	77.65	80.51	96.00

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	957	$188,385,369.95	41.41%	7.355%	603	$196,849.92	78.81%	74.75%	96.10%
ARM - 3 Year/6 Month	90	13,983,106.50	3.07	7.437	620	155,367.85	80.12	80.27	92.22
ARM - 5 Year/6 Month	36	5,388,971.11	1.18	7.108	640	149,693.64	77.28	89.27	84.19
ARM - 6 Month	4	933,985.70	0.21	6.046	700	233,496.42	61.86	0.00	100.00
Fixed - 10 Year	10	649,183.84	0.14	6.668	615	64,918.38	51.68	100.00	92.38
Fixed - 15 Year	83	9,212,614.13	2.03	6.810	628	110,995.35	73.53	84.88	93.47
Fixed - 20 Year	65	7,298,779.08	1.60	6.514	644	112,288.91	70.50	91.00	100.00
Fixed - 25 Year	11	1,409,968.19	0.31	6.739	626	128,178.93	79.87	100.00	100.00
Fixed - 30 Year	1,146	170,338,049.16	37.45	6.744	635	148,637.04	75.61	91.73	95.63
Interest Only - ARM 2 Year/6 Month	139	49,782,115.16	10.94	6.571	672	358,144.71	79.76	65.39	98.47
Interest Only - ARM 3 Year/6 Month	8	2,435,220.00	0.54	6.988	678	304,402.50	81.36	41.15	100.00
Interest Only - Fixed - 30 Year	20	5,076,808.65	1.12	6.275	696	253,840.43	76.66	85.96	100.00

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Initial Rate Adjustment Cap
Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.000	1,335	$193,985,403.04	42.64%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%
1.000	8	1,899,630.75	0.42	6.604	662	237,453.84	70.63	37.59	100.00
1.500	1,226	259,009,137.68	56.94	7.201	619	211,263.57	79.05	73.24	96.12

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.000	1,335	$193,985,403.04	42.64%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%
1.000	8	1,899,630.75	0.42	6.604	662	237,453.84	70.63	37.59	100.00
1.500	1,226	259,009,137.68	56.94	7.201	619	211,263.57	79.05	73.24	96.12

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans

Distribution by Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 0	1,335	$193,985,403.04	42.64%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%
1 - 12	4	933,985.70	0.21	6.046	700	233,496.42	61.86	0.00	100.00
13 - 24	1,096	238,167,485.11	52.36	7.191	617	217,306.10	79.01	72.79	96.59
25 - 36	98	16,418,326.50	3.61	7.370	629	167,533.94	80.30	74.47	93.38
49 - 60	36	5,388,971.11	1.18	7.108	640	149,693.64	77.28	89.27	84.19

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.000 - 0.001	1,335	$193,985,403.04	42.64%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%
0.000 - 11.999	3	658,447.39	0.14	5.961	697	219,482.46	58.53	0.00	100.00
12.000 - 12.499	7	1,966,590.76	0.43	5.484	678	280,941.54	75.59	85.99	71.94
12.500 - 12.999	83	20,597,053.65	4.53	5.857	668	248,157.27	77.59	83.50	98.99
13.000 - 13.499	151	38,558,510.35	8.48	6.303	643	255,354.37	78.64	83.83	98.45
13.500 - 13.999	305	74,153,910.59	16.30	6.821	634	243,127.58	79.34	68.60	96.29
14.000 - 14.499	178	35,991,855.01	7.91	7.300	611	202,201.43	79.62	67.23	95.99
14.500 - 14.999	245	47,012,729.43	10.33	7.739	597	191,888.69	79.31	68.61	96.75
15.000 - 15.499	56	10,601,902.49	2.33	8.240	592	189,319.69	79.38	63.38	88.06
15.500 - 15.999	163	25,136,139.48	5.53	8.761	572	154,209.44	79.48	76.44	93.76
16.000 >=	43	6,231,629.28	1.37	9.517	553	144,921.61	76.23	95.38	97.68

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Distribution by Gross Margin
Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.000 - 0.009	1,335	$193,985,403.04	42.64%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%
0.010 - 4.999	221	54,818,759.95	12.05	6.129	655	248,048.69	77.81	81.93	97.53
5.000 - 5.499	275	69,088,884.50	15.19	6.786	633	251,232.31	79.58	70.48	96.67
5.500 - 5.999	200	42,500,171.62	9.34	7.131	621	212,500.86	79.31	65.88	97.81
6.000 - 6.499	224	42,837,462.16	9.42	7.673	594	191,238.67	78.88	72.99	95.74
6.500 - 6.999	98	19,250,024.51	4.23	7.944	596	196,428.82	80.30	61.69	93.32
7.000 >=	216	32,413,465.68	7.13	8.889	570	150,062.34	78.70	79.16	92.75

Total:	2,569	$454,894,171.47	100.00%	6.996%	626	$177,070.52	77.41%	80.80%	96.01%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Adjustable Rate (1)

Scheduled Principal Balance:	$260,908,768.43
Number of Mortgage Loans:	1,234
Average Scheduled Principal Balance:	$211,433.36
Weighted Average Gross Coupon:	7.196%
Weighted Average Net Coupon: (2)	6.694%
Weighted Average FICO Score:	619
Weighted Average Original LTV Ratio:	78.99%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll:	24
Weighted Average Gross Margin:	5.781%
Weighted Average Initial Rate Cap:	1.496%
Weighted Average Periodic Rate Cap:	1.496%
Weighted Average Gross Maximum Lifetime Rate:	14.193%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	7	$349,823.73	0.13%	8.210%	575	$49,974.82	71.63%	100.00%	85.72%
50,001 - 75,000	97	6,386,054.34	2.45	7.987	593	65,835.61	78.87	90.08	93.26
75,001 - 100,000	157	13,722,983.02	5.26	7.676	583	87,407.54	78.18	88.80	96.23
100,001 - 125,000	167	18,833,995.97	7.22	7.375	600	112,778.42	79.08	87.87	94.07
125,001 - 150,000	139	19,097,167.48	7.32	7.388	603	137,389.69	78.42	79.88	93.34
150,001 - 200,000	187	32,348,711.28	12.40	7.362	600	172,987.76	78.35	86.12	96.83
200,001 - 250,000	113	25,370,628.03	9.72	7.157	615	224,518.83	78.38	80.63	96.46
250,001 - 300,000	71	19,361,275.28	7.42	7.102	619	272,694.02	79.33	68.87	98.66
300,001 - 350,000	50	16,211,749.90	6.21	7.086	616	324,235.00	81.07	81.51	98.03
350,001 - 400,000	98	37,053,852.25	14.20	7.122	628	378,100.53	80.06	56.93	96.87
400,001 >=	148	72,172,527.15	27.66	6.961	643	487,652.21	78.71	61.46	95.84

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Adjustable Rate

Distribution by Current Rate

Current Mortgage Rates	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.000 - 5.499	6	$1,691,052.45	0.65%	5.359%	673	$281,842.08	76.52%	100.00%	67.37%
5.500 - 5.999	86	21,255,501.04	8.15	5.860	669	247,156.99	77.00	80.91	99.02
6.000 - 6.499	152	38,834,048.66	14.88	6.303	643	255,487.16	78.58	83.23	98.47
6.500 - 6.999	305	74,153,910.59	28.42	6.821	634	243,127.58	79.34	68.60	96.29
7.000 - 7.499	178	35,991,855.01	13.79	7.300	611	202,201.43	79.62	67.23	95.99
7.500 - 7.999	245	47,012,729.43	18.02	7.739	597	191,888.69	79.31	68.61	96.75
8.000 - 8.499	56	10,601,902.49	4.06	8.240	592	189,319.69	79.38	63.38	88.06
8.500 - 8.999	163	25,136,139.48	9.63	8.761	572	154,209.44	79.48	76.44	93.76
9.000 >=	43	6,231,629.28	2.39	9.517	553	144,921.61	76.23	95.38	97.68

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	52	$8,214,812.74	3.15%	8.186%	515	$157,977.17	71.42%	100.00%	100.00%
520 - 539	118	19,703,826.08	7.55	7.930	529	166,981.58	75.00	100.00	98.02
540 - 559	133	23,216,784.19	8.90	7.771	552	174,562.29	78.78	87.94	97.29
560 - 579	173	29,843,461.47	11.44	7.598	570	172,505.56	81.80	88.17	97.67
580 - 599	100	18,768,617.65	7.19	7.343	588	187,686.18	79.56	85.98	94.30
600 - 619	85	18,057,742.71	6.92	7.277	608	212,444.03	80.23	88.84	96.53
620 - 639	187	38,466,182.02	14.74	6.978	629	205,701.51	79.70	72.74	95.89
640 - 659	166	42,511,053.83	16.29	6.884	649	256,090.69	79.64	62.12	96.28
660 - 679	99	25,466,791.36	9.76	6.804	669	257,240.32	79.21	42.81	94.62
680 - 699	47	14,504,551.42	5.56	6.581	688	308,607.48	78.85	59.62	93.23
700 - 719	34	9,711,236.21	3.72	6.556	707	285,624.59	77.01	45.68	100.00
720 - 739	14	4,728,760.77	1.81	6.530	729	337,768.63	80.51	23.69	95.60
740 - 759	12	3,274,557.40	1.26	7.044	747	272,879.78	76.74	47.69	96.61
760 - 779	8	3,114,614.96	1.19	7.010	767	389,326.87	75.55	43.19	78.81
780 - 799	5	1,243,632.19	0.48	6.420	791	248,726.44	79.43	88.55	88.55
800 +	1	82,143.41	0.03	6.250	813	82,143.41	78.38	100.00	100.00

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Adjustable Rate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	52	$7,761,233.08	2.97%	6.816%	598	$149,254.48	49.66%	70.21%	93.61%
60.001 - 70.000	97	19,188,139.09	7.35	7.456	593	197,815.87	67.13	71.81	95.32
70.001 - 80.000	747	169,297,823.02	64.89	7.138	630	226,636.98	78.59	62.92	95.78
80.001 - 85.000	143	26,724,521.15	10.24	7.346	601	186,884.76	84.01	100.00	94.32
85.001 - 90.000	195	37,937,052.08	14.54	7.300	599	194,548.99	89.24	100.00	100.00

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	980	$190,409,821.77	72.98%	7.172%	605	$194,295.74	79.76%	100.00%	96.55%
Stated Documentation	254	70,498,946.65	27.02	7.263	656	277,554.91	76.92	0.00	95.07

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	792	$159,852,658.91	61.27%	7.232%	601	$201,834.17	78.63%	81.64%	95.39%
Purchase	415	96,024,860.15	36.80	7.094	651	231,385.21	79.63	57.59	97.33
Refinance - Rate/Term	27	5,031,249.37	1.93	8.036	581	186,342.57	78.37	91.35	97.82

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Adjustable Rate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	5	$2,242,725.86	0.86%	6.930%	661	$448,545.17	77.86%	77.43%	0.00%
Primary	1,181	250,857,814.72	96.15	7.188	618	212,411.36	79.10	73.28	100.00
Investment	48	7,808,227.85	2.99	7.530	633	162,671.41	75.84	61.93	0.00

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	946	$187,813,124.96	71.98%	7.227%	616	$198,533.96	79.08%	71.75%	97.26%
Planned Unit Development	146	41,026,587.80	15.72	7.076	628	281,004.03	79.35	78.28	96.55
Condominium	83	18,270,837.53	7.00	7.174	625	220,130.57	78.24	78.71	83.49
2-4 Family	47	11,757,645.17	4.51	7.154	629	250,162.66	77.35	60.44	100.00
Townhouse	9	1,429,010.91	0.55	7.504	590	158,778.99	79.90	100.00	67.18
Modular Homes	3	611,562.07	0.23	6.722	603	203,854.02	79.70	100.00	100.00

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	275	$86,699,407.43	33.23%	6.913%	631	$315,270.57	77.34%	62.38%	96.31%
Florida	109	18,975,469.77	7.27	7.368	618	174,086.88	79.34	68.45	93.05
Maryland	58	15,908,214.86	6.10	7.528	610	274,279.57	77.42	73.74	100.00
Ohio	114	14,266,954.05	5.47	7.141	599	125,148.72	82.56	83.43	97.57
Virginia	60	13,343,630.86	5.11	7.152	619	222,393.85	78.98	71.59	94.22
New Jersey	38	10,212,287.71	3.91	7.420	597	268,744.41	79.46	76.01	90.30
Illinois	44	7,944,780.89	3.05	7.449	605	180,563.20	80.97	83.20	100.00
Nevada	38	7,915,997.77	3.03	6.804	622	208,315.73	78.27	97.07	98.64
Massachusetts	29	7,726,406.29	2.96	7.392	619	266,427.80	78.25	68.73	96.64
Texas	58	7,352,069.97	2.82	7.790	581	126,759.83	79.75	74.33	100.00
Other	411	70,563,548.80	27.05	7.343	618	171,687.47	80.35	81.23	95.67

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Number of States Represented: 46

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Adjustable Rate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
94080	2	$1,350,000.00	0.52%	6.014%	676	$675,000.00	79.42%	100.00%	100.00%
92562	3	1,335,537.71	0.51	7.489	646	445,179.24	79.53	36.14	100.00
92154	3	1,290,000.00	0.49	6.593	629	430,000.00	79.78	61.24	100.00
20721	4	1,260,537.90	0.48	6.967	591	315,134.47	76.88	100.00	100.00
89131	4	1,242,359.55	0.48	6.383	623	310,589.89	79.33	100.00	100.00
92026	4	1,133,339.47	0.43	6.802	655	283,334.87	78.98	68.94	100.00
94015	3	1,116,335.00	0.43	6.279	696	372,111.67	80.00	56.97	100.00
92056	3	1,115,439.09	0.43	6.701	658	371,813.03	78.31	0.00	100.00
89074	4	970,560.05	0.37	6.935	659	242,640.01	81.89	100.00	100.00
92069	2	963,853.38	0.37	6.267	673	481,926.69	80.00	55.20	100.00
Other	1,202	249,130,806.27	95.49	7.222	617	207,263.57	78.97	73.20	95.97

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
ARM - 2 Year/6 Month	957	$188,385,369.95	72.20%	7.355%	603	$196,849.92	78.81%	74.75%	96.10%
ARM - 3 Year/6 Month	90	13,983,106.50	5.36	7.437	620	155,367.85	80.12	80.27	92.22
ARM - 5 Year/6 Month	36	5,388,971.11	2.07	7.108	640	149,693.64	77.28	89.27	84.19
ARM - 6 Month	4	933,985.70	0.36	6.046	700	233,496.42	61.86	0.00	100.00
Interest Only - ARM 2 Year/6 Month	139	49,782,115.16	19.08	6.571	672	358,144.71	79.76	65.39	98.47
Interest Only - ARM 3 Year/6 Month	8	2,435,220.00	0.93	6.988	678	304,402.50	81.36	41.15	100.00

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group II Mortgage Loans – Adjustable Rate

Distribution by Initial Rate Adjustment Cap

Initial Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	8	$1,899,630.75	0.73%	6.604%	662	$237,453.84	70.63%	37.59%	100.00%
1.500	1,226	259,009,137.68	99.27	7.201	619	211,263.57	79.05	73.24	96.12

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Periodic Rate Adjustment Cap
Periodic Rate Adjustment Cap	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.000	8	$1,899,630.75	0.73%	6.604%	662	$237,453.84	70.63%	37.59%	100.00%
1.500	1,226	259,009,137.68	99.27	7.201	619	211,263.57	79.05	73.24	96.12

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Months to Rate Reset
Months to Rate Reset	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	4	$933,985.70	0.36%	6.046%	700	$233,496.42	61.86%	0.00%	100.00%
13 - 24	1,096	238,167,485.11	91.28	7.191	617	217,306.10	79.01	72.79	96.59
25 - 36	98	16,418,326.50	6.29	7.370	629	167,533.94	80.30	74.47	93.38
49 - 60	36	5,388,971.11	2.07	7.108	640	149,693.64	77.28	89.27	84.19

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Distribution by Maximum Mortgage Rate
Maximum Mortgage Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.000 - 11.999	3	$658,447.39	0.25%	5.961%	697	$219,482.46	58.53%	0.00%	100.00%
12.000 - 12.499	7	1,966,590.76	0.75	5.484	678	280,941.54	75.59	85.99	71.94
12.500 - 12.999	83	20,597,053.65	7.89	5.857	668	248,157.27	77.59	83.50	98.99
13.000 - 13.499	151	38,558,510.35	14.78	6.303	643	255,354.37	78.64	83.83	98.45
13.500 - 13.999	305	74,153,910.59	28.42	6.821	634	243,127.58	79.34	68.60	96.29
14.000 - 14.499	178	35,991,855.01	13.79	7.300	611	202,201.43	79.62	67.23	95.99
14.500 - 14.999	245	47,012,729.43	18.02	7.739	597	191,888.69	79.31	68.61	96.75
15.000 - 15.499	56	10,601,902.49	4.06	8.240	592	189,319.69	79.38	63.38	88.06
15.500 - 15.999	163	25,136,139.48	9.63	8.761	572	154,209.44	79.48	76.44	93.76
16.000 >=	43	6,231,629.28	2.39	9.517	553	144,921.61	76.23	95.38	97.68

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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The Group II Mortgage Loans – Adjustable Rate

Distribution by Gross Margin

Range of Gross Margins	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.010 - 4.999	221	$54,818,759.95	21.01%	6.129%	655	$248,048.69	77.81%	81.93%	97.53%
5.000 - 5.499	275	69,088,884.50	26.48	6.786	633	251,232.31	79.58	70.48	96.67
5.500 - 5.999	200	42,500,171.62	16.29	7.131	621	212,500.86	79.31	65.88	97.81
6.000 - 6.499	224	42,837,462.16	16.42	7.673	594	191,238.67	78.88	72.99	95.74
6.500 - 6.999	98	19,250,024.51	7.38	7.944	596	196,428.82	80.30	61.69	93.32
7.000 >=	216	32,413,465.68	12.42	8.889	570	150,062.34	78.70	79.16	92.75

Total:	1,234	$260,908,768.43	100.00%	7.196%	619	$211,433.36	78.99%	72.98%	96.15%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Fixed Rate (1)

Scheduled Principal Balance:	$193,985,403.04
Number of Mortgage Loans:	1,335
Average Scheduled Principal Balance:	$145,307.42
Weighted Average Gross Coupon:	6.726%
Weighted Average Net Coupon: (2)	6.224%
Weighted Average FICO Score:	637
Weighted Average Original LTV Ratio:	75.29%
Weighted Average Stated Remaining Term (months):	345
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 50,000	16	$795,723.48	0.41%	7.340%	625	$49,732.72	67.30%	93.72%	74.95%
50,001 - 75,000	199	12,861,036.94	6.63	7.306	618	64,628.33	72.86	92.71	94.12
75,001 - 100,000	269	23,613,618.10	12.17	7.120	626	87,782.97	73.60	92.70	94.65
100,001 - 125,000	235	26,410,873.97	13.61	6.861	627	112,386.70	75.68	92.55	96.63
125,001 - 150,000	183	25,169,978.93	12.98	6.934	624	137,540.87	76.86	91.41	94.16
150,001 - 200,000	193	33,310,138.41	17.17	6.647	633	172,591.39	74.58	92.78	95.34
200,001 - 250,000	96	21,304,633.14	10.98	6.539	647	221,923.26	76.69	90.76	95.89
250,001 - 300,000	52	14,179,466.51	7.31	6.364	642	272,682.05	73.61	92.54	98.16
300,001 - 350,000	32	10,155,147.77	5.24	6.336	641	317,348.37	77.25	90.77	100.00
350,001 - 400,000	21	7,886,235.59	4.07	6.319	655	375,535.03	73.30	85.89	100.00
400,001 >=	39	18,298,550.21	9.43	6.338	675	469,193.60	77.58	86.17	95.50

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Fixed Rate

Distribution by Current Mortgage Rate

Current Rate	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
<= 4.999	3	$590,281.00	0.30%	4.977%	762	$196,760.33	54.05%	100.00%	100.00%
5.000 - 5.499	29	6,212,229.81	3.20	5.346	688	214,214.82	68.51	100.00	100.00
5.500 - 5.999	246	45,333,473.86	23.37	5.843	684	184,282.41	71.85	96.46	98.91
6.000 - 6.499	206	33,793,767.94	17.42	6.284	649	164,047.42	74.98	93.25	96.09
6.500 - 6.999	341	48,041,355.06	24.77	6.791	627	140,883.74	75.74	89.73	94.32
7.000 - 7.499	174	22,132,312.03	11.41	7.275	607	127,197.20	78.81	88.49	93.32
7.500 - 7.999	213	25,277,671.11	13.03	7.769	591	118,674.51	78.14	84.75	94.30
8.000 - 8.499	68	7,731,233.30	3.99	8.279	591	113,694.61	80.90	83.89	96.40
8.500 - 8.999	43	3,685,578.40	1.90	8.807	582	85,711.13	76.28	89.63	90.38
9.000 >=	12	1,187,500.52	0.61	9.496	545	98,958.38	78.40	100.00	100.00

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by FICO Score
FICO Score	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
500 - 519	16	$2,096,913.62	1.08%	8.131%	514	$131,057.10	72.62%	100.00%	100.00%
520 - 539	48	6,156,575.16	3.17	7.489	528	128,261.98	68.78	100.00	100.00
540 - 559	95	11,742,620.18	6.05	7.487	552	123,606.53	75.92	98.94	96.21
560 - 579	130	16,944,089.47	8.73	7.358	571	130,339.15	76.16	96.01	97.96
580 - 599	163	21,318,921.66	10.99	7.125	589	130,790.93	77.25	97.16	94.23
600 - 619	148	20,678,851.91	10.66	6.953	609	139,721.97	77.83	91.21	97.71
620 - 639	196	28,481,705.54	14.68	6.662	630	145,314.82	75.95	89.74	95.64
640 - 659	147	23,410,481.31	12.07	6.531	649	159,254.97	75.34	85.43	96.69
660 - 679	136	20,046,928.63	10.33	6.377	670	147,403.89	74.99	84.70	95.02
680 - 699	73	11,289,223.33	5.82	6.212	688	154,646.89	74.45	88.83	96.55
700 - 719	65	10,925,599.98	5.63	6.174	709	168,086.15	74.90	80.13	96.51
720 - 739	35	5,544,771.53	2.86	6.073	729	158,422.04	73.60	93.27	84.81
740 - 759	43	7,634,343.27	3.94	5.921	749	177,542.87	73.74	98.34	97.53
760 - 779	26	4,090,095.21	2.11	6.069	769	157,311.35	68.85	97.08	97.67
780 - 799	11	2,963,450.59	1.53	5.964	787	269,404.60	71.20	100.00	90.64
800 +	3	660,831.67	0.34	5.969	808	220,277.22	59.38	73.87	37.78

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Fixed Rate

Distribution by Lien Position

Lien Position	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Original LTV
Range of LTV Ratios	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.000 <=	203	$26,473,281.41	13.65%	6.428%	642	$130,410.25	49.31%	86.77%	93.72%
60.001 - 70.000	150	22,506,815.91	11.60	6.562	630	150,045.44	65.76	90.15	94.17
70.001 - 80.000	534	83,210,557.57	42.90	6.705	643	155,825.01	77.81	86.74	95.52
80.001 - 85.000	186	26,845,060.07	13.84	6.774	636	144,328.28	83.46	99.65	94.83
85.001 - 90.000	262	34,949,688.08	18.02	7.071	623	133,395.76	88.86	100.00	100.00

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Documentation
Documentation Level	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full Documentation	1,228	$177,134,273.09	91.31%	6.691%	635	$144,246.15	75.78%	100.00%	96.26%
Stated Documentation	107	16,851,129.95	8.69	7.101	655	157,487.20	70.17	0.00	91.28

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Purpose
Loan Purpose	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Refinance - Cashout	1,110	$159,913,094.45	82.44%	6.739%	632	$144,065.85	75.03%	92.31%	95.37%
Purchase	136	22,923,971.90	11.82	6.723	667	168,558.62	77.96	85.95	99.21
Refinance - Rate/Term	89	11,148,336.69	5.75	6.545	643	125,262.21	73.61	88.04	95.41

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Fixed Rate

Distribution by Occupancy Status

Occupancy Status	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Second Home	6	$1,022,659.10	0.53%	6.394%	714	$170,443.18	64.25%	75.55%	0.00%
Primary	1,270	185,890,636.46	95.83	6.713	636	146,370.58	75.49	91.73	100.00
Investment	59	7,072,107.48	3.65	7.126	649	119,866.23	71.62	82.77	0.00

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Property Type
Property Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family Residence	1,101	$155,301,981.26	80.06%	6.771%	633	$141,055.39	75.53%	90.95%	95.10%
Planned Unit Development	128	22,750,346.84	11.73	6.489	643	177,737.08	73.38	94.53	99.12
Condominium	53	7,103,182.29	3.66	6.490	667	134,022.31	76.95	92.77	97.04
2-4 Family	35	6,393,440.42	3.30	6.769	661	182,669.73	75.41	85.60	100.00
Townhouse	16	2,243,197.16	1.16	6.677	636	140,199.82	72.11	95.01	96.39
Modular Homes	2	193,255.07	0.10	6.464	622	96,627.54	85.05	100.00	100.00

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by State
State	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
California	259	$49,987,797.86	25.77%	6.404%	645	$193,003.08	68.82%	89.33%	95.24%
Florida	228	28,111,953.21	14.49	6.757	627	123,298.04	75.06	93.67	96.87
Texas	112	12,015,920.87	6.19	7.048	632	107,285.01	78.32	82.48	94.49
Pennsylvania	75	9,451,340.19	4.87	6.911	637	126,017.87	79.88	94.29	99.34
Washington	52	9,135,154.41	4.71	6.442	649	175,676.05	78.49	93.46	92.13
Nevada	45	7,976,345.39	4.11	6.480	633	177,252.12	72.95	94.44	93.07
Connecticut	44	7,700,539.16	3.97	6.461	645	175,012.25	74.59	97.86	94.88
Ohio	60	6,897,515.11	3.56	7.195	627	114,958.59	80.46	90.27	98.75
Hawaii	25	6,593,422.91	3.40	6.078	661	263,736.92	76.55	98.10	98.10
Virginia	41	5,921,585.49	3.05	7.051	620	144,428.91	77.71	90.91	94.41
Other	394	50,193,828.44	25.88	7.032	632	127,395.50	79.03	90.93	96.21

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Number of States Represented: 44

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

The Group II Mortgage Loans – Fixed Rate

Distribution by Zip Code

Property Zip Code	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91710	3	$934,883.53	0.48%	6.221%	657	$311,627.84	74.82%	100.00%	100.00%
96797	3	819,377.59	0.42	6.362	642	273,125.86	77.10	100.00	100.00
93611	3	807,955.68	0.42	6.212	610	269,318.56	76.03	100.00	100.00
92231	5	801,473.27	0.41	6.316	645	160,294.65	83.10	100.00	100.00
93230	4	748,962.32	0.39	6.910	624	187,240.58	78.96	100.00	100.00
33027	2	746,345.89	0.38	5.953	647	373,172.95	77.19	43.78	100.00
96817	2	720,504.01	0.37	5.809	692	360,252.00	72.32	100.00	100.00
93722	5	691,878.75	0.36	6.414	693	138,375.75	66.33	48.30	69.94
89031	3	683,700.00	0.35	6.200	654	227,900.00	80.59	100.00	100.00
91606	2	672,707.05	0.35	6.217	610	336,353.53	70.05	100.00	100.00
Other	1,303	186,357,614.94	96.07	6.745	636	143,021.96	75.27	91.37	95.77

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Remaining Months to Maturity
Remaining Months to Maturity	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	93	$9,861,797.97	5.08%	6.801%	628	$106,040.84	72.09%	85.87%	93.40%
181 - 240	65	7,298,779.08	3.76	6.514	644	112,288.91	70.50	91.00	100.00
241 - 360	1,177	176,824,826.00	91.15	6.731	637	150,233.50	75.67	91.63	95.79

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Distribution by Amortization Type
Amortization Type	Number of Loans	Principal Balance	% Balance	Weighted Avg. Gross Coupon	Weighted Avg. FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed - 10 Year	10	$649,183.84	0.33%	6.668%	615	$64,918.38	51.68%	100.00%	92.38%
Fixed - 15 Year	83	9,212,614.13	4.75	6.810	628	110,995.35	73.53	84.88	93.47
Fixed - 20 Year	65	7,298,779.08	3.76	6.514	644	112,288.91	70.50	91.00	100.00
Fixed - 25 Year	11	1,409,968.19	0.73	6.739	626	128,178.93	79.87	100.00	100.00
Fixed - 30 Year	1,146	170,338,049.16	87.81	6.744	635	148,637.04	75.61	91.73	95.63
Interest Only - Fixed - 30 Year	20	5,076,808.65	2.62	6.275	696	253,840.43	76.66	85.96	100.00

Total:	1,335	$193,985,403.04	100.00%	6.726%	637	$145,307.42	75.29%	91.31%	95.83%

Accredited Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1

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CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Boris Grinberg	(212) 325-4375
	Roland Jawurek	(212) 325-3169
	Sean Walker	(212) 325-4310
	Ron Tarantino	(212) 325-0784
	Carrina Chan - Structuring	(212) 325-2384
	Moses Kimanzi - Collateral	(212) 325-9081

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	James Drvostep	(212) 325-8549